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                                                                  EXECUTION COPY

              CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
        AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
            HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               MULTI-ANTIGEN RESEARCH LICENSE AND OPTION AGREEMENT

         This MULTI-ANTIGEN RESEARCH LICENSE AND OPTION AGREEMENT (this "Agreement"), effective December 31, 1999 (the "Effective Date"), is made by and between ABGENIX, INC., a Delaware corporation ("ABX") and JAPAN TOBACCO INC., a Japanese corporation ("JTI") with reference to the following facts and circumstances.

                                    RECITALS

         A. WHEREAS, in 1991, Cell Genesys, Inc. ("CGI") and JT Immunotech USA Inc., a wholly-owned indirect subsidiary of JTI, formed Xenotech L.P. ("XT"), a California limited partnership, to develop and commercialize products based upon human monoclonal antibodies derived from transgenic mice ("XenoMouse Animals," as further described herein);

         B. WHEREAS, CGI assigned to ABX (its wholly-owned subsidiary at such time), its interest in XT, and in 1997, JT Immunotech USA Inc. merged into JT America Inc. ("JTA") (a wholly-owned subsidiary of JTI) and its interest in XT was assigned to JTA through operation of law;

         C. WHEREAS, JTA has agreed to sell to ABX its interest in XT pursuant to the terms of a Limited Partnership Interest and Stock Purchase Agreement of even date herewith;

         D. WHEREAS, JTI desires to continue to use such XenoMouse Animals to generate antibodies to certain antigens; and

         E. WHEREAS, ABX is willing to grant to JTI, and JTI desires to acquire from ABX, an option to enter into one or more license agreements with ABX with respect to antibody products derived from immunization of XenoMouse Animals with antigens selected by JTI, all as described fully below and on the terms and conditions set forth herein.

         NOW THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, the Parties agree as follows:

1.       DEFINITIONS

         For purposes of this Agreement, capitalized terms set forth in this Agreement and not otherwise defined herein shall have the meaning set forth in the Common Definitions Exhibit attached hereto as Exhibit A.

2.       RESEARCH LICENSE; SUPPLY OF MICE; MATERIALS OWNERSHIP

         2.1      RESEARCH LICENSE.

                  2.1.1    LICENSE GRANT.

                           (a) Subject to the terms and conditions of this
Agreement, ABX hereby grants to JTI, and the Majority-Owned Affiliates of JTI, solely as needed to exercise the

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

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rights that may be granted in accordance with Section 2.3.5, a paid-up, non-exclusive license and/or sublicense of its rights, as the case may be, under the Licensed Technology, without the right to grant further sublicenses, to (i) [*] solely for use in the Research Field in connection with activities described in subsections (ii) and (iii) of this Section 2.1.1, (ii) immunize such XenoMouse Animals solely with those Antigens that are Permitted Antigens at the time of immunization and (iii) use the Research Program Materials and Information solely for conducting research and development work within the scope of the Research Field.

                           (b) Subject to the terms and conditions of this
Agreement, ABX hereby grants to JTI, and the Majority-Owned Affiliates of JTI solely as needed to practice the rights that may be granted in accordance with Section 2.3.5, a paid-up, non-exclusive license and/or sublicense, as the case may be, of its rights in the ABX Materials and Information and all intellectual property rights Controlled by ABX related thereto that are not licensed to JTI pursuant to the license in subsection (a) above, solely to the extent that the ABX Materials and Information are necessary or useful to JTI's practice of the license granted in subsection (a) above.

                  2.1.2    LIMITATIONS.

                           (a) At such time as any Permitted Antigen becomes
a Product Antigen under the terms and conditions of this Agreement (i.e. JTI has exercised its Option with regard to such Permitted Antigen as further described in Section 3.4), the research licenses and/or sublicenses described above shall become exclusive licenses and/or sublicenses with respect to such Product Antigen as set forth herein. The license and/or sublicense rights granted under Section 2.1.1 shall terminate with regard to a particular Permitted Antigen on the effective date of a Product License Agreement, if any, between ABX and JTI relating to such Permitted Antigen. The Parties acknowledge that, notwithstanding any license or sublicense from ABX to JTI of ABX's rights within the Research Field under this Agreement, the rights granted to ABX by ABX's licensors may not be exclusive.

                           (b) JTI shall practice the licenses granted to it
pursuant to Section 2.1 solely at its facility in Yokohama, Japan and/or another facility in Japan that is owned by or under the control of JTI.

                           (c) JTI shall not, and shall ensure that its
Affiliates do not, use the Licensed Technology or ABX Materials and Information for any purpose other than is expressly permitted under this
Section 2.1. Without limiting the generality of the foregoing, JTI shall not, and shall ensure that its Affiliates do not, immunize any XenoMouse Animal with any Excluded Antigen.

                  2.1.3 NO OTHER RIGHTS. No implied licenses or rights are conveyed to JTI hereunder. JTI shall only be authorized to use the ABX Materials and Information and the materials derived in whole or part from the XenoMouse Animals (including without limitation Antibodies) solely as expressly provided in this Article 2.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

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         2.2      USE OF XENOMOUSE ANIMALS AND ABX MATERIALS AND INFORMATION.

                  2.2.1    XENOMOUSE ANIMALS.

                           (a) Subject to the terms and conditions of this
Agreement, JTI and Majority-Owned Affiliates of JTI, solely as needed to practice any rights that may be granted in accordance with Section 2.3.5, shall have the right, but not the obligation, to maintain the [*] JTI shall use such XenoMouse Animals (the "Original Strains"), and any other XenoMouse Animals it acquires pursuant to this Agreement, solely for the purposes set forth in this Agreement in accordance with the terms hereof.

                           (b) If JTI elects not to continue to maintain the
XenoMouse Animals included on Schedule 2 to Exhibit A, JTI shall either return such XenoMouse Animals to ABX or destroy such XenoMouse Animals, as ABX in its sole discretion may direct.

                  2.2.2 CERTAIN STRAINS. As soon as practicable following the Effective Date, ABX shall transfer to JTI [*] as provided on Schedule 2 of Exhibit A. In addition, as soon as ABX has developed the [*] described on
Schedule 2 of Exhibit A and has [*] ABX shall provide to JTI sufficient quantities of such [*] together with appropriate quantities of [*]

                  2.2.3 NEW STRAINS. If ABX develops and has reasonably available for licensing and shipment to JTI a strain of transgenic mice that produces human antibodies, which strain was not included on Schedule 2 to Exhibit A on the Effective Date (a "New Strain," provided that a "New Strain" shall not include any transgenic mice that, irrespective of whether such mice produce human antibodies, are developed principally for one or more uses other than the generation of human antibodies (i.e., as a model to study diseases or conditions)), then ABX shall inform JTI of the availability of such New Strain and discuss with JTI whether JTI desires to obtain a license to use such transgenic animals from the New Strain to maintain in [*] in accordance with Section 2.2.1. In such event, the Parties shall negotiate in good faith appropriate terms and conditions of an amendment to this Agreement pursuant to which JTI may receive a certain number of animals from the New Strain. If JTI chooses to receive animals from the New Strain and the Parties execute such an amendment, then ABX shall provide JTI with a reasonable number of [*] from the New Strain, any such animals shall be added to
Schedule 2 to Exhibit A, and JTI's use of such New Strain animals shall be subject to the terms and conditions of this Agreement, including without limitation Section 2.2.1. In the event that JTI and ABX execute such an amendment to this Agreement, (a) JTI shall agree to be bound by all other obligations, terms or conditions imposed by ABX upon the New Strain, including without limitation any reporting, indemnification, use restrictions or diligence requirements; (b) any New Strain Intellectual Property shall become part of the Licensed Technology; and (c) ABX shall modify Exhibit B to reflect New Strain Intellectual Property, if any, with respect to such New Strain.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

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Notwithstanding anything to the contrary in this Agreement, ABX shall not be obligated to develop any New Strains.

                  2.2.4 LIMITATIONS. JTI shall not sell, have sold,
(sub)license, assign, lease, or offer to sell, (sub)license, assign or lease, otherwise transfer title to, or distribute, commercialize or clinically develop any Antibody, ABX Materials and Information, Product or materials derived from XenoMouse Animals (or Genetic Materials encoding the foregoing) without first entering into a Product License Agreement with ABX that covers such materials; provided that prior to execution of a Product License Agreement, JTI may provide to a Third Party subcontractor amounts of a given Antibody solely for such Third Party to use such Antibody in an assay that determines the functional activity thereof, provided that such subcontractor has executed an agreement providing restrictions on use of and access to such Antibody consistent with this Article 2.

                  2.2.5 SUPPLY OF XENOMOUSE ANIMALS IN CERTAIN CIRCUMSTANCES. Each Party agrees to transfer [*] XenoMouse Animals [*] in the event that such [*] such XenoMouse Animals are [*] provided that the transferring Party shall not be required to provide such [*] the other Party if doing so would require efforts that are not commercially reasonable. Such [*] will be provided to a Party without charge, except that the Party [*] shall [*] XenoMouse Animals.

         2.3      MATERIAL TRANSFER TERMS.

                  2.3.1 JTI shall use all ABX Materials and Information solely in accordance with the terms and conditions of this Agreement.

                  2.3.2 The transfer of physical possession of any ABX Materials and Information to JTI by ABX, and the physical possession and use of such ABX Materials and Information by JTI, shall not be (nor shall be construed as) a sale, lease, offer to sell or lease, or other transfer of title of such ABX Materials and Information to JTI.

                  2.3.3 JTI shall use the ABX Materials and Information and all materials derived from the ABX Materials and Information (including without limitation Research Program Materials and Information and Products) in compliance with all applicable national, state, and local laws and regulations, including without limitation all applicable National Institutes of Health guidelines. JTI acknowledges that the ABX Materials and Information, and all materials derived from the ABX Materials and Information (including without limitation Products), are experimental in nature and may have unknown characteristics. JTI shall use reasonable prudence and care in the use, handling, storage, transportation, disposition and containment of the ABX Materials and Information and all materials derived from the ABX Materials and Information (including without limitation Products). Except as otherwise permitted under a Product License Agreement, neither JTI nor its respective Affiliates or permitted transferees shall (nor shall JTI or permitted transferees attempt or purport to) administer any (a) Research Program Materials and Information or Products to humans, or (b) file or submit any regulatory application or other

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TO THE OMITTED PORTIONS.

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submission to obtain regulatory approval therefor. JTI shall not (and shall not attempt or purport to) administer any ABX Materials and Information to humans, or file or submit any regulatory application or other submission to obtain regulatory approval therefor.

                  2.3.4 Unless otherwise agreed by ABX in advance in writing, all XenoMouse Animals delivered to JTI shall be delivered to JTI's research facility located in Yokohama, Japan or another facility in Japan owned by and/or under the control of JTI or a Majority-Owned Affiliate of JTI, to the extent permitted under Section 2.3.5, and such XenoMouse Animals shall not be moved from or allowed to leave such facility (except for the return of XenoMouse Animals to ABX or upon destruction of the XenoMouse Animals by JTI).

                  2.3.5 JTI shall not: (i) transfer XenoMouse Animals to any Third Party or Affiliate of JTI, other than a Majority-Owned Affiliate that agrees in writing to be bound by the obligations of confidentiality, non-use, and restrictions on transfer set forth in this Agreement; nor (ii) sell, have sold, sublicense, assign, lease, offer to sell or lease, assign or otherwise transfer title to any XenoMouse Animal to any Third Party or Affiliate of JTI; except that JTI may provide XenoMouse Animals to the institutions listed on Exhibit D ("Permitted Transferees") pursuant to written agreements with each such institution providing restrictions on the transfer and use of and access to such XenoMouse Animals consistent with those provided under this Agreement; provided however that any such agreement between JTI and a Permitted Transferee shall provide for an allocation of intellectual property rights covering inventions made by such Permitted Transferee using such XenoMouse Animals consistent with the rights granted to ABX by JTI pursuant to this Agreement and any Product License Agreements, including without limitation Section 5.7.3 of this Agreement and Section 6.13 of any Product License Agreements.

         2.4 NO RESEARCH BY ABX. It is understood that, except as the Parties may otherwise agree in writing, ABX shall not be responsible for conducting any research and development activities in connection with the creation, research and development of Products, including without limitation: immunizations of XenoMouse Animals with Antigens or Product Antigens, screening of Antibodies generated from such immunizations, creation of Antibody Cells, production of Antibodies to the Antigens or Product Antigens, or preclinical evaluation of Antibodies to the Antigens or Product Antigens.

         2.5 THIRD PARTY RIGHTS. It is understood and agreed that (i) the grant of rights under this Article 2 shall be subject to and limited in all respects by the terms of the applicable ABX In-License(s) pursuant to which ABX has acquired or may acquire any Licensed Technology, including, without limitation, any rights granted to or retained by GenPharm International, Inc. under the GenPharm Cross License Agreement, and (ii) all rights or sublicenses granted under this Agreement shall be effective only to the extent that ABX shall have the right to grant such rights and sublicenses under such ABX In-Licenses.

         2.6 UPDATED LISTS OF [*] ABX shall provide JTI with written updates to the list of [*] set forth in [*] at least semiannually. If JTI notifies ABX that, prior to its receipt of such updated list, JTI performed research and development work with respect to an Antigen that was deemed a Permitted Antigen at the time that such work was performed, but has become an [*] and JTI Controls any

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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patents or patent applications covering such Antigen, then the Parties shall discuss in good faith possible mechanisms under which JTI may collaborate either with ABX or a Third Party, as applicable, to develop Products binding to such [*]; PROVIDED THAT neither JTI, ABX nor such Third Party shall have any obligation to enter into any agreement with respect thereto.

3.       OPTION TO ENTER INTO PRODUCT LICENSE AGREEMENT

         3.1 OPTION. Subject to the terms and conditions set forth in this Agreement, ABX hereby grants to JTI an exclusive option (an "Option") to enter into a Product License Agreement with respect to those Permitted Antigens which have been designated as Product Antigens, as further described in Section 3.2. Each calendar year during the term of this Agreement, JTI may obtain up to [*] with respect to Product Antigens, pursuant to the procedures set forth in this Article 3.

         3.2      DESIGNATION OF PRODUCT ANTIGENS.

                  3.2.1 NOTICE. For each Permitted Antigen for which JTI desires to obtain an Option, JTI shall provide ABX with written notice (each such notice an "Option Notice") stating that JTI desires to obtain an Option with respect to such Permitted Antigen and identifying in reasonable detail such Permitted Antigen.

                  3.2.2    ABX REVIEW.

                           (a) Within thirty (30) days of receiving an Option
Notice from JTI (the "Review Period"), ABX shall notify JTI in writing as to whether any of the conditions set forth in this Section 3.2.2 (each such condition, an "Impediment") exist as of the date upon which ABX receives the Option Notice with respect to each Permitted Antigen which is the subject of such Option Notice, and shall represent the same in such notice. In such event, ABX shall provide to JTI a reasonable description of such Antigen, such Impediment and the date upon which such Impediment arose; PROVIDED THAT in the event that ABX reasonably believes that such a disclosure may cause ABX to breach a confidentiality obligation, the Parties shall discuss in good faith a reasonable resolution to such situation. If ABX notifies JTI that an Impediment exists with respect to the Permitted Antigen that is the subject of the Option Notice, JTI shall not have the right to obtain an Option for such Permitted Antigen. Impediments are as follows:

                               (i) The Permitted Antigen identified by JTI is
not available to JTI for an Option because:

                                   (1) ABX is a party to an existing
exclusive product license agreement with a Third Party with respect to such Permitted Antigen; or

                                   (2) ABX has granted an option to a Third
Party to acquire a license to such Permitted Antigen, or is [*] with respect to such Permitted Antigen; or

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                                   (3) ABX or its Affiliates are, at the time
such Option Notice is given, engaged in good faith discussions with a Third Party whereunder ABX or its Affiliates may grant to such Third Party an exclusive license or option to obtain an exclusive license with respect to such Permitted Antigen, [*] relating to such Permitted Antigen;

                               (ii) Such Permitted Antigen is claimed or
disclosed in an issued U.S. patent or a pending U.S. patent application, which U.S. patent or application is Controlled by ABX and contains one or more claims to the following: (1) [*] (2) [*] (3) [*] (4) [*] and [*] and
(5) [*] or

                               (iii) ABX or its Affiliates have already
initiated an active research program (either internally or externally with a Third Party) regarding such Permitted Antigen, have immunized XenoMouse Animals with such Permitted Antigen [*] of a XenoMouse Animal with such Permitted Antigen) and are diligently pursuing such research program (either internally or externally).

                           (b) If ABX notifies JTI that an Impediment exists
under subsection (a)(i) above because of rights ABX granted to, or negotiations ABX is then conducting with a Third Party, then JTI may, in its sole discretion, request in writing that ABX notify such Third Party that JTI would be interested in discussing the terms of an agreement between JTI and such Third Party with respect to development of Products binding to the Permitted Antigen for which such Impediment exists. Following ABX's receipt of such request, ABX shall contact such Third Party on JTI's behalf and shall disclose to such Third Party JTI's interest in discussing such a licensing arrangement. JTI agrees that such a disclosure by ABX shall not be deemed a breach of any confidentiality obligations of ABX under this Agreement. Nothing in this subsection (b) shall obligate JTI, ABX or such Third Party to enter in any such agreement.

                           (c) If ABX notifies JTI that an Impediment exists
under subsection (a)(ii) above, and JTI Controls a patent or patent application, whether U.S. or otherwise, containing one or more claims described in subsection (a)(ii), then upon JTI's written request, the Parties shall discuss in good faith possible mechanisms under which JTI and ABX may collaborate to develop Products binding to such [*] Nothing in this subsection (c) shall obligate either Party to enter into any agreement with the other Party with respect to such a collaboration or to grant a license to the other Party under such patents or patent applications.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
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                           (d) If ABX notifies JTI that an Impediment exists
under subsection (a)(iii) above, then upon JTI's written request, the Parties shall discuss in good faith possible mechanisms under which JTI and ABX may collaborate to develop Products binding to such [*] Nothing in this subsection (d) shall obligate either Party to enter into any agreement with the other Party with respect to such a collaboration or to grant a license to the other Party under such patents or patent applications.

                  3.2.3 ACCEPTANCE BY ABX. Upon the first to occur of (a) ABX giving notice to JTI that no Impediment exists with respect to the Permitted Antigen identified in the Option Notice (an "Acceptance Notice"), or (b) expiration of the Review Period if ABX does not notify JTI of an Impediment prior to such expiration, then ABX shall be deemed to have granted to JTI an Option with respect to such Permitted Antigen, and the Permitted Antigen which is subject of such Option shall be designated a "Product Antigen."

                  3.2.4 ACKNOWLEDGEMENT. JTI acknowledges and agrees that ABX currently has entered into, and may hereafter enter into, agreements with Third Parties granting such Third Parties rights to obtain an option or license to one or more Antigens, and that JTI therefore may be unable to obtain an Option with respect to any particular Antigen, regardless of the research and development activities that it undertakes hereunder with respect to such Permitted Antigen.

                  3.2.5    LIMITATIONS ON ABX.

                           (a) Upon a Permitted Antigen being designated a
Product Antigen pursuant to Section 3.2.3, ABX shall cease any research or development it may be conducting with respect to such Product Antigen. ABX shall not conduct any research or development with respect to such Antigen for so long as such Antigen remains designated as a Product Antigen.

                           (b) Following the designation of a Permitted
Antigen as a Product Antigen pursuant to Section 3.2.3, ABX agrees not to file any patent application claiming an Antigen Invention for such Product Antigen for so long as such Antigen remains designated as a Product Antigen. In the event that ABX has filed a patent application claiming an Antigen Invention for such Product Antigen prior to its designation as a Product Antigen hereunder, such patent application and any patents issuing therefrom shall be deemed to be included within the ABX Patent Rights, but only for so long as such Antigen remains a Product Antigen.

                  3.2.6 REMOVAL OF IMPEDIMENTS. If ABX notifies JTI that one or more Impediments exist with respect to a Permitted Antigen, then if and when all such Impediments cease to exist ABX shall promptly so notify JTI, and JTI may subsequently seek to have such Permitted Antigen designated a Product Antigen pursuant to this Section 3.2.

         3.3      CONDITIONS OF OPTIONS.

                  3.3.1 TERM OF OPTIONS. With respect to [*] Option, the term of such Option shall begin on the earlier of (a) the date that JTI receives the Acceptance Notice for the Permitted Antigen that is the subject of the corresponding Option Notice, or (b) the date of expiration of the

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Review Period for such Permitted Antigen, and shall expire upon the first anniversary of such date, unless earlier terminated by JTI by written notice to ABX.

                  3.3.2 EXCLUSIVITY. During the term of an Option with respect to a Product Antigen, ABX shall not, itself or through a Third Party, cause or allow any Impediment described in Section 3.2.2 above to arise with respect to such Product Antigen.

                  3.3.3 EFFECT OF EXPIRATION OF OPTION. If an Option with respect to a Product Antigen expires or terminates prior to JTI's exercise of an Option under Section 3.4 with respect to such Product Antigen, then: (a) such Product Antigen shall cease to be a Product Antigen for purposes of this Agreement, (b) JTI shall have no right to exercise its Option for such Product Antigen (unless re-nominated as provided in the following sentence), and (c) ABX shall have no further obligations to JTI with respect to such Product Antigen. If the term of an Option for a Product Antigen expires during the term of this Agreement, then JTI shall have the right to nominate such former Product Antigen again to obtain an Option therefor on the terms and conditions of this Agreement by following the Product Antigen designation procedures set forth in Section 3.2; PROVIDED THAT any such Option that JTI obtains for a Product Antigen for which its Option expired or terminated previously shall be counted as one of the [*] under Section 3.1.

         3.4 EXERCISE. JTI may exercise each of its Options in accordance with the following provisions:

                  3.4.1 EXERCISE NOTICE; TIMING OF NOTICE. JTI may exercise each Option at any time during the term of such Option by giving ABX express written notice stating that JTI is exercising such Option (the "Exercise Notice").

                  3.4.2 PRODUCT LICENSE AGREEMENT. Within thirty (30) business days after ABX receives the Exercise Notice for an Option, ABX and JTI shall enter into a Product License Agreement with respect to the applicable Product Antigen. ABX shall invoice JTI for the License Fee due therefor on or following the date that such Product License is so executed, and JTI shall pay such invoice within thirty (30) days of receipt. If JTI fails to timely pay to ABX the License Fee for such Product License Agreement (subject to any applicable cure provision), then the applicable Product License Agreement shall terminate and ABX shall have no further obligation to JTI regarding such Product License Agreement or such Product Antigen.

4.       CONSIDERATION

                  4.1.1 PAYMENT. JTI shall pay to ABX four million dollars (U.S. $4,000,000) on January 20, 2000 in consideration for the grant of rights and undertaking of obligations by ABX hereunder. With respect to the [*] (i) all [*] by a [*] shall be the sole responsibility of [*] (ii) [*] shall [*] from the [*] pursuant to [*] as [*] by [*] and shall [*] such [*] to the [*] on [*] (iii) [*] shall timely provide to [*]

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of any [*] hereunder; and (iv) [*] shall reasonably cooperate and assist [*]
in [*] which it is entitled to [*]

5.       INTELLECTUAL PROPERTY

         5.1      MATERIALS AND DATA.

                  5.1.1 [*] shall solely own all [*] Subject to Section [*] shall solely own all [*]

                  5.1.2 Notwithstanding any other provision of this Agreement, any [*] and/or [*] from [*] by or on [*] using the [*] the [*] of the [*] to [*] pursuant to Section [*] shall be included in the [*] The foregoing shall be [*] and [*] for [*] of [*] the [*] of the [*] to [*] pursuant Section [*] unless [*] of [*] of such [*] in which event the foregoing shall not be [*] to [*] any [*] to [*] at [*] with respect.

         5.2 [*] INTELLECTUAL PROPERTY. [*] shall own all right, title and interest in and to the [*] and all intellectual property related thereto.

         5.3 [*] INTELLECTUAL PROPERTY. [*] shall own all right, title and interest in and to the [*] and all intellectual property related thereto.

         5.4 INTELLECTUAL PROPERTY CONCERNING OTHER INVENTIONS. Except as otherwise provided in Sections 5.1 through 5.3, title to any inventions (and to any patent applications, patents and other intellectual property rights related thereto) made by a Party or Parties under this Agreement, shall follow inventorship, which shall in turn be determined in accordance with the United States laws of inventorship and probative evidence of the Parties.

         5.5 JOINT OWNERSHIP. For purposes of clarification, to the extent that intellectual property is jointly owned under this Agreement, both Parties shall have the right to use, commercialize, grant and authorize sublicenses, and otherwise exploit all such jointly-owned intellectual property without obligation to account to, or obtain the consent of, the other joint owner. Each Party agrees to promptly disclose to the other Party all jointly-owned inventions under this Agreement and, on written request of the other Party, will provide such information and assistance as may be reasonably necessary to assist in the filing and prosecution of patent applications claiming such inventions. The Parties hereto agree to ensure that each employee, agent, or independent contractor that conducts research on behalf of a Party pursuant to this Agreement will promptly disclose and assign to the Parties as joint owners any and all rights to jointly-owned inventions. Each Party agrees to maintain records in sufficient detail and in good scientific manner appropriate for patent purposes and so as to properly reflect all work done and results achieved in performing research under this Agreement.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         5.6 COOPERATION. Each Party shall perform all reasonable acts necessary or useful to effect the intent of this Article 5, including without limitation preparing and executing documentation for the assignment to the other Party of its right, title and interest in and to a given invention and related intellectual property rights if required hereunder. If a Party is unable, after reasonable effort, to secure the signature of any employee, agent or independent contractor of the other Party necessary to record, register or perfect such Party's interest in a given invention and related intellectual property right, then such other Party shall, and hereby does, appoint the Party owning such invention or intellectual property right as its agent and attorney-in-fact to do all lawfully permitted acts necessary in connection therewith with the same legal force and effect as if executed by such other Party.

         5.7  PATENT PROSECUTION.

              5.7.1     SOLELY OWNED.

                        (a) The Party solely owning any invention or intellectual property under this Article 5 shall have the sole right and responsibility (but not the obligation), at its expense, to file, prosecute and maintain all patent applications and patents thereon, and to conduct any interferences, oppositions, or reexaminations with respect thereto, and to request any reissues or patent term extensions thereof, subject to subsections (b) and (c) below.

                        (b) Notwithstanding subsection (a) above, ABX shall endeavor to obtain the strongest commercially reasonable patent protection (under the circumstances) regarding those claims that are contained in the patents and patent applications within the ABX Patent Rights and that cover JTI's use of XenoMouse Animals under this Agreement (the "Relevant Claims"). To this end, ABX shall have the responsibility to prepare, file, prosecute and maintain patents and patent applications within the ABX Patent Rights containing such Relevant Claims in at least Japan, each of the Designated European Countries (as defined below) and the United States, and to conduct any interferences, oppositions, reissuance requests and reexaminations with respect to such Relevant Claims. No less than annually, ABX shall provide JTI with an updated copy of Schedule 3 to Exhibit A, setting forth material changes to the ABX Patent Rights.

                              (i)       To the extent that,  in the course of
filing or prosecuting patent applications containing Relevant Claims, ABX intends to undertake or refrain from undertaking an action that will result in a material adverse effect to the scope of the patent protection arising from the Relevant Claims within the United States, each of the Designated European Countries, or Japan, ABX shall promptly inform JTI of such intended action. In such case, the Parties will confer upon the best course of action and, using commercially reasonable efforts, effect the same. The Parties agree that, in connection with a determination of the best course of action, protection of exclusivity with respect to the manufacture, use, sale and import of Products shall be the primary criteria used in making such determination.

                              (ii)      After one or more  Relevant  Claims
are granted or issued in the United  States,  any of the  Designated European
 Countries or Japan, if ABX intends to undertake or refrain from undertaking an action in such country (A) in the course of maintaining such Relevant Claims, (B) in connection with the conduct of any interferences, oppositions, or reexaminations with respect to such Relevant Claims, or
(C) in connection with requesting reissues of such Relevant Claims that will result in the admission of invalidity or unenforceability of, or in the abandonment of, any then-existing Relevant Claims in all issued patents within the ABX Patent Rights in such country, then ABX shall promptly inform JTI of such intended action. If JTI does not agree with such course of action, then JTI shall have the right to assume the activity described in subclauses (A), (B) or (C) above in such country with respect to such Relevant Claims, in which case JTI shall have the right to offset all reasonable, documented costs and expenses incurred in connection with the assumption of such activity

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

against royalties due to ABX on Net Sales of Products covered by such Relevant Claims in such country under Section 3.2 or 3.7 of any Product License Agreement, until it offsets all such costs and expenses; PROVIDED, HOWEVER, that in no event shall the royalty due to ABX on such sales of such Products in such country be reduced to less than fifty percent (50%) of the royalty that would otherwise be due to ABX pursuant to such Sections. To the extent that any costs and expenses incurred by JTI pursuant to this subsection (ii) are not fully offset by a reduction in the royalties paid by JTI with respect to such Product in such country for any calendar quarter under the applicable Product License Agreement, JTI shall be entitled to carry forward the amount not so covered to subsequent quarters, and to offset such amount against subsequent royalties due to ABX under such Product License Agreement with respect to such Product in such country until the full amount of such costs and expenses is offset.

                              (iii)     ABX shall be entitled to conduct
activities under this Section 5.7.1(b) with respect to any Designated European Country by communicating or filing documents with either a supranational patent authority or a patent authority in an individual country directly. For purposes of this Section 5.7.1(b), the "Designated European Countries" shall mean all countries that are signatories to the European Patent Convention.

                              (iv)      JTI's sole and exclusive remedy for
any failure by ABX to prepare, file, prosecute and maintain any patents and patent applications with respect to the ABX Patent Rights and to conduct any interferences, oppositions, and reexaminations of the ABX Patent Rights under this Section 5.7.1(b) shall be to exercise its step-in rights set forth in subsections (i) and (ii) above.

                    (c) Notwithstanding subsection (a) above, if JTI discontinues the prosecution or maintenance of a patent application or patent covering an invention relating to Research Program Materials and Information (or the conduct of any interferences, oppositions, or reexaminations thereon, or the request for any reissues or patent term extensions thereof), it shall promptly so notify ABX, and ABX, at its expense and in its discretion, may undertake such activity with respect to such patent application or patent thereon.

          5.7.2     JOINTLY OWNED.

                    (a) JTI shall have the first right and responsibility (but not the obligation), at its expense, to file, prosecute and maintain all patent applications and patents (and to conduct any interferences, oppositions, or reexaminations thereon, and to request any reissues or patent term extensions thereof) claiming any invention that is jointly-owned by the Parties in accordance with Section 5.5 (a "Joint Invention") and/or its development, manufacture, use or sale.

                    (b)  In connection with the activities of JTI described
Section 5.7.2(a), JTI shall: (i) provide ABX any patent application filed by JTI that covers a Joint Invention promptly after such filing; (ii) provide to ABX promptly copies of all substantive communications received from or filed in patent office(s) with respect to such filings; (iii) notify ABX of any interference, opposition, reexamination request, nullity proceeding, appeal or other inter-party action and review such action with ABX as reasonably requested; and (iv) notify

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

ABX if JTI intends to take or refrain from taking any action that would substantially affect the scope or validity of, or rights under, such patent applications or patents thereon (including substantially narrowing or canceling any claim without reserving the right to file a continuing or divisional application, abandoning any patent or not filing or perfecting the filing of any patent application) reasonably advance of any deadlines relating thereto so that ABX has a reasonable opportunity to review and make comments thereon.

                    (c) The Parties shall equally bear all expenses of filing, prosecuting and maintaining all patent applications or patents on Joint Inventions (and of conducting any interferences, oppositions, or reexaminations thereon, and requesting any reissues or patent term extensions thereof), subject to Section 5.7.2(d).

                    (d) If JTI (i) fails to undertake the filing of a patent application (or continuing or divisional application) covering a Joint Invention within ninety (90) days after a written request from ABX to do so,
(ii) intends to discontinue the prosecution or maintenance of a patent application or patent covering a Joint Invention, or (iii) fails to initiate or abandons a then-ongoing interference, opposition, or reexamination with respect to any such patent application or patent or a request for any reissue or patent term extension thereof, then ABX, at its expense and in its discretion, may undertake the foregoing activities, in which case such patent application and patent thereon shall be solely owned by ABX, and JTI automatically shall be deemed to have assigned all right, title and interest in and to such patent to ABX. JTI shall promptly notify ABX if it determines that it will not file a patent application covering a Joint Invention or if it intends to, or does, discontinue prosecution and maintenance of patent applications and patents covering a Joint Invention. The Parties shall assist each other to the extent commercially reasonable in securing intellectual property rights resulting from Joint Inventions hereunder.

                    (e) The Parties shall consult with each other in good faith as to the best manner in which to proceed with respect to the enforcement of jointly-owned patents, including the conduct of actions against an alleged infringer. In the case of such actions against alleged infringers, any recovery awarded shall be first used to reimburse the costs and expenses (including reasonable attorneys' fees) of the Parties in the action, and thereafter applied to reimburse ABX for any amounts ABX is obligated to pay to Third Parties (if any) in respect of such amount pursuant to the applicable ABX In-Licenses, with the remainder for the account of the Party or Parties that undertake such actions to the extent of their financial participation therein; PROVIDED, HOWEVER, that to the extent that damages are awarded for lost sales or lost profits from the sale of Products, such damages shall be allocated among the Parties taking into account royalties that would have been payable to ABX on the sale of such Products.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  5.7.3    GRANT BACK.

                           (a) JTI hereby grants to ABX a non-exclusive,
fully paid-up, perpetual, sublicensable, worldwide license to any and all intellectual property rights Controlled by JTI claiming or covering Antigen Inventions arising out of JTI's activities under this Agreement with respect to Permitted Antigens (excluding Product Antigens, but only for so long as such Antigens remain Product Antigens), including, but not limited to, Antibodies to such Permitted Antigen, Antibody Cells that express such Antibodies and Genetic Material encoding such Antibodies. In no event shall JTI be obligated to disclose or provide to ABX any Research Program Materials and Information relating to any Permitted Antigen or any related Antigen Invention, notwithstanding the foregoing license.

                           (b) JTI hereby grants to ABX a non-exclusive,
fully paid-up, perpetual, sublicensable, worldwide license under any and all intellectual property rights Controlled by JTI covering Antigen Inventions arising out of JTI's activities under this Agreement with respect to any Product Antigen for which JTI's Option expires or terminates before JTI and ABX execute a Product License Agreement therefor, including, but not limited to, Antibodies to such Product Antigen, Antibody Cells that express such Antibodies and Genetic Material encoding such Antibodies. In no event shall JTI be obligated to disclose or provide to ABX any Research Program Materials and Information relating to any Product Antigen or any related Antigen Invention, notwithstanding the foregoing license.

                           (c) JTI hereby grants to ABX a non-exclusive,
fully paid-up, perpetual, sublicensable, worldwide license under any and all patent applications, patents and know-how Controlled by JTI covering inventions relating to the creation, development, use, manufacture, import, offer for sale or sale of XenoMouse Animals that are made by or on behalf of JTI in the course of practicing (i) the license granted to JTI pursuant to
Section 2.1.1 or (ii) a license granted to JTI pursuant to any Product License Agreement.

                           (d) JTI agrees to execute such documents and take
such further actions as are reasonably necessary to effectuate any grant of licenses contemplated by this Section 5.7.3.

                  5.7.4 IN-LICENSES. Notwithstanding any other provision in this Article 5, the Parties acknowledge and understand that (a) ABX shall not be obligated to prepare, file, prosecute, and maintain patents and patent applications, or to bring or pursue enforcement proceedings or defend declaratory judgment actions regarding the Licensed Technology if, and to the extent that, ABX is not entitled to do so under one or more ABX In-Licenses, and (b) any rights conveyed under this Article 5 permitting JTI to prepare, file, prosecute and maintain certain patents and patent applications, or to bring and pursue enforcement proceedings, or defend declaratory judgment actions, regarding the Licensed Technology, shall be subject to all applicable ABX In-Licenses, and are conveyed only to the extent permitted under such agreements. In the event that ABX would be obligated to make a payment to a Third Party under any ABX In-License due to JTI's activities hereunder, JTI shall reimburse to ABX any such

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

amounts owed to such Third Parties, solely to the extent that such amounts arise out of JTI's practice of the license and rights granted to JTI pursuant to this Agreement and solely to the extent ABX has notified JTI in advance of such payment obligation. JTI hereby agrees that it shall be bound by all applicable terms and conditions of such ABX In-Licenses.

6.       CONFIDENTIALITY

         6.1 CONFIDENTIALITY. Except as expressly provided herein, JTI and ABX each agree that, for the term of this Agreement and for five (5) years thereafter, the receiving Party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as expressly permitted under this Agreement, any information furnished to it by the other Party pursuant to this Agreement, the MRLOA or the Collaboration Agreement ("Confidential Information") or any other information designated the other Party's "Confidential Information" under any other provision of this Agreement. The Licensed Technology and the ABX Materials and Information shall be deemed to be ABX's Confidential Information. Notwithstanding the foregoing, "Confidential Information" shall not include any such information that the receiving Party can establish by competent written proof:

                  6.1.1 was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure;

                  6.1.2 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

                  6.1.3 became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

                  6.1.4 was subsequently lawfully disclosed to the receiving Party by a person other than the disclosing Party or developed by the receiving Party without reference to any information or materials disclosed by the disclosing Party.

         6.2 PERMITTED DISCLOSURE. Notwithstanding Section 6.1 above and 6.3 below, each Party may nevertheless disclose the other Party's Confidential Information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, making a permitted sublicense or other exercise of its rights hereunder or conducting clinical trials, provided that if a Party is required to make any such disclosure of the other Party's Confidential Information, other than pursuant to a confidentiality agreement consistent with this Agreement, it will give reasonable advance notice to such Party of such disclosure requirement and, save to the extent inappropriate in the case of patent applications, will use efforts consistent with prudent business judgment to secure confidential treatment of such information prior to its disclosure (whether through protective orders or confidentiality agreements or otherwise).

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         6.3 TERMS OF AGREEMENT. Except as expressly provided in this Article 6, neither Party shall disclose to any Third Party the material terms of this Agreement without the prior written consent of the other Party hereto, except to advisors, investors, licensees, sublicensees and others on a need-to-know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. Without limitation upon any provision of this Agreement, each Party shall be responsible for the observance by its employees, consultants and contractors of the foregoing confidentiality obligations.

         6.4 SCIENTIFIC PUBLICATIONS. In no event shall JTI publish any information relating to an Antigen that is not, at the time such publication is to be submitted to a Third Party, a Product Antigen. Following a Permitted Antigen's designation as a Product Antigen pursuant to Section 3.2.3, JTI may publish its scientific work under this Agreement with respect to such Product Antigen subject to the following restrictions:

                  6.4.1 JTI shall provide ABX with an advance copy of any proposed submission of a publication arising from JTI's research related to the Product Antigen hereunder not less than thirty (30) days prior to submission or disclosure of such publication to a Third Party, and ABX shall have a reasonable opportunity to recommend any changes it reasonably believes are necessary to preserve its patent rights or to protect its Confidential Information hereunder. JTI shall include all changes reasonably requested by ABX; and

                  6.4.2 If ABX informs JTI, within thirty (30) days of receipt of an advance copy of a proposed publication hereunder, that such publication includes Confidential Information of ABX, then JTI shall delete such Confidential Information from such publication and, in the case of inventions made solely by JTI or jointly by JTI and ABX, delay publication thereof for a reasonable time period (not to exceed ninety (90) days) sufficient for the preparation and filing of a patent application or application for a certificate of invention thereon.

                  6.4.3 This Section 6.4 shall not operate to restrict JTI from publishing any work or activities conducted by or on behalf of JTI with respect to any Antigen outside of the scope of this Agreement, subject to JTI's obligations under Section 6.1.

7.       INDEMNIFICATION

         7.1 BY JTI. Subject to ABX's compliance with Section 7.3, JTI agrees to indemnify, defend and hold ABX and its Affiliates and their respective directors, officers, employees and agents harmless from and against any losses, claims, damages, liabilities, or actions resulting directly from any Third Party claims (collectively, "Liabilities") arising from any negligence or willful misconduct of JTI or its Affiliates (or their respective directors, officers, employees or agents) or the breach of any representations, warranties, covenants or other obligations of JTI under this Agreement, except to the extent that such Liabilities arise from (a) the negligence or willful misconduct of ABX or its Affiliates or their respective directors, officers, employees or agents, or (b) ABX's breach of any of its representations, warranties, covenants or other obligations under this Agreement.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         7.2 BY ABX. Subject to JTI's compliance with Section 7.3, ABX agrees to indemnify, defend and hold JTI and its Affiliates and their respective directors, officers, employees and agents harmless from and against any Liabilities arising from any negligence or willful misconduct of ABX or its Affiliates (or their respective directors, officers, employees or agents) or the breach of any representations, warranties, covenants or other obligations of ABX under this Agreement, except to the extent that such Liabilities arise from (i) the negligence or willful misconduct of JTI or its Affiliates or their respective directors, officers, employees or agents or (ii) JTI's breach of any of its representations, warranties, covenants or other obligations under this Agreement.

         7.3 INDEMNIFICATION PROCEDURES. If a Party (the "Indemnitee") intends to claim indemnification under this Article 7, it shall promptly notify the indemnifying Party (the "Indemnitor") in writing of any Liability in respect of which the Indemnitee or its directors, officers, employees or agents intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the Parties. The indemnity obligation of this Article 7 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action shall not relieve such Indemnitor of any liability to the Indemnitee under this Article 7, except to the extent that such failure is prejudicial to its ability to defend such action. The Party claiming indemnification under this Article 7 and its directors, officers, employees, agents and Affiliates, shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Article 7.

8.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         8.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF ABX. ABX represents and warrants to JTI that (i) it has the full right and authority to enter into this Agreement; (ii) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (iii) to the knowledge of ABX as of the Effective Date, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of ABX to enter into and perform its obligations under this Agreement; (iv) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement; (v) it has not taken and will not knowingly take any action, and it has not failed to take and will not fail to take any action, under this Agreement that will cause a breach of the GenPharm Cross License Agreement; and (vi) the MRLOA is in full force and effect as of the Effective Date, and ABX will not amend or terminate the MRLOA in any manner that would have a material negative effect on the scope of the rights granted to JTI hereunder.

         8.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF JTI. JTI represents and warrants to ABX that (i) it has the full right and authority to enter into this Agreement; (ii) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (iii) to the knowledge of JTI as of the Effective

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

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Date, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of JTI to enter into and perform its obligations under this Agreement; (iv) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement; and (v) it has not taken and will not knowingly take any action, and it has not failed to take and will not fail to take any action, under this Agreement that will cause a breach of the GenPharm Cross License Agreement.

         8.3 DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND TO THE OTHER PARTY, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF TECHNOLOGY CLAIMS, ISSUED OR PENDING.

9.       TERM; TERMINATION

         9.1 TERM. This Agreement shall commence on the Effective Date and, unless earlier terminated as provided in this Article 9, shall continue in effect for a period of twenty (20) years from the Effective Date.

         9.2 TERMINATION BY JTI. JTI may terminate this Agreement at any time upon thirty (30) days written notice to ABX.

         9.3 TERMINATION FOR BREACH. Either Party may terminate this Agreement in the event the other Party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such breach or default shall have continued for sixty (60) days after written notice thereof was provided to the breaching Party by the non-breaching Party that terminates the Agreement as to the breaching Party. Any termination shall become effective at the end of such sixty (60) day period unless the breaching Party has cured any such breach or default prior to the expiration of the sixty (60) day period. However, if the Party alleged to be in breach of this Agreement disputes such breach within such sixty (60) day period, the other Party shall not have the right to terminate this Agreement unless it has been determined by an arbitration proceeding in accordance with Section 10.13 below that the allegedly breaching Party did in fact materially breach this Agreement, and the breaching Party fails to cure such breach within thirty (30) days following the final decision of the arbitrators or such other time as directed by the arbitrators.

         9.4      EFFECT OF EXPIRATION OR TERMINATION.

                  9.4.1 ACCRUED OBLIGATIONS AND RIGHTS. Expiration or any termination of this Agreement for any reason shall not relieve either Party of any obligation accruing prior to such expiration or termination or release either Party from any liability which at the time of such expiration or termination has already accrued to such Party. Such termination or expiration shall not preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued to it prior to such expiration or termination.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  9.4.2 CONFIDENTIAL INFORMATION. Each Party shall, within sixty (60) days of termination or expiration of this Agreement, return all Confidential Information of the other Party in its possession; provided, however, that each Party may return an archival copy of such Confidential Information solely for determining the scope of its confidentiality obligations hereunder

                  9.4.3    ABX MATERIALS AND INFORMATION.

                           (a)   Upon any termination or expiration of this
Agreement (other than termination by JTI pursuant to Section 9.3), JTI shall either return or destroy all ABX Materials and Information in its possession, as requested by ABX. Any destruction of any ABX Materials and Information shall be in compliance with all applicable local laws, rules and regulations. Following such destruction, JTI shall promptly deliver to ABX a written certification of such destruction.

                           (b)   In the event that JTI terminates this Agreement
pursuant to Section 9.3, the license granted to JTI pursuant to 2.1.1 shall survive such termination, subject to JTI's compliance with Sections 2.1.2, 2.2.4 and 2.3.

                  9.4.4 OPTIONS. In the event of any termination of this Agreement, other than a termination by JTI pursuant to Section 9.3 for ABX's material breach, all outstanding Options granted to JTI under this Agreement shall immediately terminate.

                  9.4.5 SURVIVAL. Articles 5 (excluding Section 5.7.1(b)), 6, 7, 8 and 10, and Section 9.4 shall survive the expiration or termination of this Agreement.

10.      MISCELLANEOUS PROVISIONS

         10.1 GOVERNING LAWS. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, USA, without regard to conflict of laws principles.

         10.2 WAIVER. It is agreed that no waiver by a Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

         10.3 ASSIGNMENTS. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated, in whole or part, by either Party without the prior written consent of the other; provided that such written consent shall not be required where: (a) either Party assigns this Agreement to any entity that acquires substantially all of the assets to which this Agreement relates, (b) JTI assigns this Agreement to a Majority-Owned Affiliate of JTI or (c) ABX assigns this Agreement to an Affiliate. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the Parties. Notwithstanding the foregoing, ABX shall not be obligated without its written consent to send XenoMouse Animals to any Third Party or Affiliate of JTI, including without limitation any successor-in-

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

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interest of JTI. Any assignment not in conformance with this Section 10.3 shall be null, void and of no legal effect.

         10.4 INDEPENDENT CONTRACTORS. The relationship of the Parties is that of independent contractors. The Parties shall not be deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

         10.5 COMPLIANCE WITH LAWS. In exercising their rights under this Agreement, the Parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this Agreement.

         10.6 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

         10.7 NO IMPLIED OBLIGATIONS. Except as expressly provided herein, nothing in this Agreement shall be deemed to require JTI to exploit the Licensed Technology or to prevent JTI from commercializing products similar to or in competition with any Product, in addition to or in lieu of such Products.

         10.8 NOTICES. Any notice, request, approval or consent required or permitted to be given between the Parties hereto shall be given in writing, and shall be deemed to have been properly given if delivered in person, transmitted by telecopy (with machine confirmation of transmission and confirmation by personal delivery, first class certified mail or courier), or mailed by first class certified mail to the other Party at the appropriate address set forth below, or to such other address as may be designated in writing by a Party from time to time in accordance with this Agreement.

         Japan Tobacco Inc.:                Japan Tobacco Inc.
                                            JT Building
                                            2-1 Toranoman 2-chome
                                            Minato-Ku, Tokyo 105
                                            Japan
                                            Fax:  011-81-3-5-479-0321
                                            Attn:  Vice President
                                            Pharmaceutical Division

         With copies to:                    Gilbert, Segall and Young LLP
                                            430 Park Avenue
                                            New York, NY  10022
                                            Fax:  (212) 644-4051
                                            Attn:  Neal N. Beaton, Esq.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                            Akros Pharma Inc.
                                            1400 Fashion Island Blvd.
                                            Suite 910
                                            San Mateo, CA  94404
                                            Fax:  (650) 312-8028
                                            Attn:  President

         Abgenix, Inc.:                     Abgenix, Inc.
                                            7601 Dumbarton Circle
                                            Fremont, CA  94555
                                            Fax:  (510) 608-6511
                                            Attn:  President

         With a copy to:                    Cooley Godward LLP
                                            3000 El Camino Real
                                            Five Palo Alto Square
                                            Palo Alto, CA 94306-2155
                                            Fax:  (650) 857-0663
                                            Attn:  Robert L. Jones, Esq.

         10.9 EXPORT LAWS. Notwithstanding anything to the contrary contained herein, all obligations of the United States and Japan, of ABX and JTI are subject to prior compliance with the export regulations and such other United States or Japanese laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the governments of the United States and Japan. JTI shall be responsible for obtaining such approvals, and shall use efforts consistent with prudent business judgment to obtain such approvals.

         10.10 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

         10.11 FORCE MAJEURE. Nonperformance of any Party shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control, and not caused by the negligence, intentional conduct or misconduct of the non-performing Party.

         10.12 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER.

         10.13 DISPUTE RESOLUTION; ARBITRATION. The Parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between the Chief Executive Officer of ABX and the Vice President of the Pharmaceutical

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Division of JTI. Any dispute under this Agreement which is not settled after such meeting shall be finally settled by binding arbitration, conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by three (3) arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties to the arbitration. Each Party shall bear its own costs and attorneys' and witness' fees; PROVIDED THAT the prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys' fees. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty (30) days following the final decision of the arbitrators. Any arbitration subject to this Section 10.13 shall be completed within six (6) months from the filing of notice of a request for such arbitration.

         10.14 COMPLETE AGREEMENT. It is understood and agreed between ABX and JTI that this Agreement and the Product License Agreement(s) arising under this Agreement, together with all Schedules and Exhibits thereto, constitute the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and supersede and cancel all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied. No amendment or change hereof or addition hereto shall be effective or binding on either of the Parties unless reduced to writing and executed by the respective duly authorized representatives of ABX and JTI.

         10.15 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

         10.16 HEADINGS. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.


         ABGENIX, INC.


         By:      /s/ R. Scott Greer
                  ________________________________
                  R. Scott Greer
                  President and Chief Executive Officer

         JAPAN TOBACCO INC.


         By:      /s/ Takashi Kato
                  ________________________________
                  Takashi Kato
                  Managing Director, Pharmaceutical Division





Exhibit A - Common Definitions
Exhibit B - Form of Product License Agreement
Exhibit C - [*]
Exhibit D - Permitted Transferees

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT A
                                       TO
                              OPTION AGREEMENT AND
                            PRODUCT LICENSE AGREEMENT

                           COMMON DEFINITIONS EXHIBIT

         1.1 "ABX IN-LICENSES" shall mean any and all licenses, sublicenses or other agreements, in effect either as of the Effective Date, or hereafter during the term of this Agreement, under which ABX is granted rights to technology (whether or not patentable) that is related to XenoMouse Animals and/or is within the scope of the ABX Patent Rights and/or the ABX Know-How. The Parties agree that any and all such rights granted pursuant to any ABX In-License are included in the XenoMouse Animals, ABX Patent Rights or the ABX Know-How, as the case may be, but only to the extent that ABX is permitted under the terms of the applicable ABX In-License to transfer further or grant licenses or sublicenses of such rights. "ABX In-Licenses" shall include, without limitation, the GenPharm Cross License Agreement and other agreements listed in Schedule 1 to this Exhibit A.

         1.2 "ABX KNOW-HOW" shall mean all materials listed on Schedule 2 to this Exhibit A as of the Effective Date, and any other materials Controlled by ABX that ABX, in its discretion, may from time to time provide to JTI pursuant to the Option Agreement or the applicable Product License Agreement. The Parties shall update Schedule 2 from time to time to add such other materials. All ABX Know-How shall be treated as "Confidential Information" of ABX under the Option Agreement and the applicable Product License Agreement. ABX Know-How shall exclude ABX Patent Rights.

         1.3      "ABX MATERIALS AND INFORMATION" shall mean, collectively,
(a) all [*] (including, without limitation [*], (b) all information, materials, discoveries, inventions, technology, results and data relating to the [*] during the term of the Option Agreement or the Product License Agreement, as applicable, (c) all ABX Know-How, (d) all materials (including without limitation fragments, derivatives, progeny, modifications or improvements thereto) derived from the foregoing, and (e) all information (and all tangible and intangible embodiments thereof) regarding the information, materials, discoveries, inventions, technology, results and data described in subsections (a) through (d) above which is disclosed by ABX to JTI under the Option Agreement or the applicable Product License Agreement, and (e) any information, invention, discovery, results and/or data described in Section 5.1.2 of the Option Agreement or Section 6.1.2 of the applicable Product License Agreement; provided, however, that the ABX Materials and Information shall exclude Research Program Materials and Information.

         1.4 "ABX PATENT RIGHTS" shall mean (a) the U.S. patents and patent applications listed on Schedule 3 to this Exhibit A, as applicable, and patents issuing on such patent applications; (b) continuations, divisionals, reexaminations, reissues or extensions of any of the patent applications and patents set forth in (a); (c) any foreign counterparts of the applications

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

and patents in (a) and (b); in each case to the extent Controlled by ABX (including under the ABX In-Licenses). ABX shall provide prompt written notice to JTI of any relevant changes in the status of patent applications and patents listed on Schedule 3, and the Parties shall promptly thereafter update Schedule 3 to reflect such changes.

         1.5 "AFFILIATE" shall mean any entity which controls, is controlled by or is under common control with either ABX or JTI. An entity shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); PROVIDED THAT the government of Japan shall not be considered an Affiliate of JTI.

         1.6 "ANTIBODY" shall mean a composition comprising a whole antibody or fragment thereof, said antibody or fragment having been derived from the Licensed Technology and/or generated in whole or part from the XenoMouse Animals through immunization with a Permitted Antigen, or having been generated from nucleotide sequences encoding, or amino acid sequences of, an antibody derived from the XenoMouse Animals through immunization with a Permitted Antigen.

         1.7 "ANTIBODY CELLS" shall mean all cells that contain, express or secrete Antibodies or Genetic Materials encoding such Antibodies.

         1.8 "ANTIGEN" shall mean a [*] that (a) is defined by a [*] thereof, including any [*] thereto and (b) is identified by a [*] (as disclosed in an [*] sufficient to [*]

         1.9 "ANTIGEN INVENTION" shall mean any patent applications, patents and/or know-how, that relate to, cover or claim (a) the [*] that [*] to an [*] or [*] such [*] (or [*] or [*] of such [*] or such [*] and [*] that [*] or [*] such [*] or [*] (b) [*] such [*] or [*] other than those described in (a); and (c) [*] described in (a) and/or (b).

         1.10 "COLLABORATION AGREEMENT" shall mean that certain collaboration agreement effective June 12, 1991, by and among Xenotech, L.P., Cell Genesys, Inc. (which assigned its entire interest therein to ABX) and JT Immunotech USA, Inc. (which assigned its entire interest therein to JT America Inc., a wholly-owned subsidiary of JTI), as amended.

         1.11 "CONTROL" OR "CONTROLLED" shall mean the ability to grant licenses or sublicenses with respect to a technology or material as provided in this Agreement without breaching any agreement or other arrangement with a Third Party, including without limitation, the ABX In-Licenses. ABX shall be deemed to "Control" rights held by its Affiliates Xenotech,

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Inc. and Xenotech, L.P., to the extent that such Affiliates have the ability to grant licenses or sublicenses under such rights as provided in the preceding sentence.

         1.12 "DERIVED" or "DERIVED" shall mean obtained, developed, created, synthesized, designed, derived or resulting from, based upon or otherwise generated (whether directly or indirectly, in whole or in part).

         1.13 [*] shall mean [*] for which an [*] pursuant to [*] of the [*] existing as of the Effective Date are listed on [*] to the [*] ABX shall update [*] on a semiannual basis to reflect those [*] for which [*] following the Effective Date, as further described in Section [*] of the Option Agreement.

         1.14 [*] shall mean any intellectual property or technology or other proprietary rights Controlled by ABX in or to: (a) [*] (b) all [*] other than [*] including without limitation, (i) [*] of such [*] or of [*] such [*] (ii) [*] of such [*] or [*] such [*] (iii) [*] of [*] such [*] or [*]
such [*] (iv) [*] or other [*] that [*] to such [*] such [*] or [*] and [*] that [*] or [*] such [*] or [*] and (iv) [*] of such [*] or [*] (c) [*] to [*]
and [*] of [*] other than to [*] and (d) any [*] with respect to which an [*] exists of the type described in Section [*] of the Option Agreement, subject to Section [*] of the Option Agreement.

         1.15     "EXERCISE NOTICE" shall have the meaning set forth in Section
3.4.1 of the Option Agreement.

         1.16 "FDA" shall mean the United States Food and Drug Administration, and any successor agencies thereto.

         1.17 "FIELD" shall mean the use of Products (i) for human therapeutic, prophylactic and diagnostic medical purposes and [*]

         1.18 "GENETIC MATERIAL" shall mean a nucleotide sequence, including DNA, RNA and complementary and reverse complementary nucleotide sequences thereto, whether coding or non-coding and whether intact or a fragment.

         1.19 "GENPHARM CROSS LICENSE AGREEMENT" shall mean that certain Cross License Agreement entered into by and between ABX, JTI, XT, CGI, and GenPharm International, Inc., effective as of March 26, 1997, as the same may be amended from time to time.

         1.20 "IMPEDIMENT" shall have the meaning defined in Section 3.2.2(a) of the Option Agreement.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         1.21 "IND" shall mean an Investigational New Drug application filed with the Food and Drug Administration in the United States, or any similar filing with any foreign regulatory authority, to commence human clinical testing of any product in a country.

         1.22 "LICENSE FEE" shall mean, with respect to each Product License Agreement, the license fee described in Section 3.1 of such agreement.

         1.23 "LICENSED TECHNOLOGY" shall mean the rights Controlled by ABX in the ABX Patent Rights and ABX Know-How; provided, however, that the foregoing shall exclude the Excluded Technology.

         1.24 "MAJORITY-OWNED AFFILIATE OF JTI" shall mean an entity of which JTI owns, directly or indirectly, more than [*] of the shares of such entity entitled to vote in the election of directors or corresponding managing authority.

         1.25 "MRLOA" shall mean that certain Master Research License and Option Agreement entered into by and among XT, JTI and CGI effective as of June 28, 1996, as amended, and subsequently assigned to ABX by CGI, which terminated as of the Effective Date of the Option Agreement pursuant to the "Agreement to Terminate the Interest of Japan Tobacco Inc. in the Master Research License and Option Agreement" between the Parties (the "MRLOA Termination Agreement").

         1.26 "NET SALES" shall mean the gross sales price charged by JTI, its Affiliates or its Sublicensees for sales of Product to non-Affiliate customers, less: (i) normal and customary [*] (ii) [*] JTI, its Affiliates or its Sublicensees, with respect to such sales, (iii) reasonable [*] JTI, its Affiliates or its Sublicensees, to the extent such [*] are not [*] and (iv) [*] subject in each case to Section [*] of the applicable Product License Agreement .

         1.27 "NEW STRAIN INTELLECTUAL PROPERTY" shall mean any intellectual property Controlled by ABX covering a New Strain that does not also cover the Original Strain.

         1.28     "NEW STRAIN" shall have the meaning set forth in Section
2.2.3 of the Option Agreement.

         1.29 "OPTION" shall have the meaning described in Section 3.1 of the Option Agreement.

         1.30 "OPTION AGREEMENT" shall mean that certain Multi-Antigen Research License and Option Agreement entered into by and between ABX and JTI effective as of the effective date thereof, as the same may be amended from time to time.

         1.31     "ORIGINAL STRAIN" shall have the meaning set forth in Section
2.2.1 of the Option Agreement.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         1.32 "PARTIES" shall mean, collectively, ABX and JTI, each of which may be referred to individually as a "Party."

         1.33 "PRODUCT" shall mean (i) with regard to the Option Agreement, any composition which incorporates or is derived from (a) an Antibody that binds to a Product Antigen or (b) Genetic Material encoding such an Antibody, wherein in respect of each Product, said Genetic Material does not encode multiple Antibodies; and (ii) with regard to a Product License Agreement, any composition which incorporates or is derived from (a) an Antibody that binds to the Product Antigen (as defined in such Product License Agreement) or (b) Genetic Material encoding such an Antibody wherein, in respect of each Product, said Genetic Material does not encode multiple Antibodies.

         1.34 "PRODUCT ANTIGEN" shall mean (i) with regard to the Option Agreement, a Permitted Antigen as to which JTI has obtained an Option, as further described in Section 3.2 of the Option Agreement; and (ii) with regard to a Product License Agreement, the Antigen described in Section 1.1 of such Product License Agreement.

         1.35 "PRODUCT LICENSE AGREEMENT" shall mean a license agreement with respect to a particular Product Antigen, in the form materially and substantially set forth in Exhibit B to the Option Agreement.

         1.36     [*] PRODUCTS" shall mean Products used as [*]

         1.37 "RESEARCH FIELD" shall mean the immunization of XenoMouse Animals with Permitted Antigens, the use of materials derived or generated in whole or in part from such XenoMouse Animals that are so immunized, and the use of the XenoMouse Animals themselves, solely for the creation, identification, analysis, manufacture, research, and preclinical development of Products in the Field. For purposes of clarification, it is understood that "immunization" of XenoMouse Animals with a Permitted Antigen includes the immunization of XenoMouse Animals with any formulation or construction of a Permitted Antigen, regardless of the three dimensional configuration of such Permitted Antigen, including, but not limited to, cell lines expressing such Permitted Antigen on their cell surface and chimeric molecules containing such Permitted Antigen; PROVIDED, HOWEVER, that any research, development or use of Antibodies that bind to an [*] (other than to determine whether they bind to a Permitted Antigen) shall be outside of the scope of the licenses granted under the Option Agreement.

         1.38     "RESEARCH PROGRAM MATERIALS AND INFORMATION" shall mean,

                  (a) With respect to the Option Agreement: (i) [*] that [*] to a [*] (ii) [*] that [*] that [*] to a [*] (iii) [*] of [*] that [*] to a [*] or [*] or [*] of [*] that [*] such [*] (iv) [*] that [*] or [*] that [*]
 to a [*] or [*] or [*] that [*] such [*] and (v) information (and all tangible and intangible embodiments thereof) regarding the [*] or

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*] described in clauses (i) through (iv) of this subsection (a); in each case that are made, conceived, reduced to practice or otherwise derived from the activities conducted by JTI or a Majority-Owned Affiliate of JTI pursuant to and in accordance with the Option Agreement. The rights of the Parties with respect to the Research Program Materials and Information described in this subsection (a) shall be determined in accordance with the Option Agreement.

                  (b)      With respect to each Product License Agreement:
(i) [*] that [*] to a [*] (ii) [*] that [*] that [*] to a [*] (iii) [*] of [*]
that [*] to a [*] or [*] of [*] that [*] such [*] (iv) [*] that [*] or [*]
that [*] to a [*] or [*] that [*] such [*] and (v) information (and all tangible and intangible embodiments thereof) regarding the [*] or [*] described in clauses (i) through (iv) of this subsection (b); in each case that are made, conceived, reduced to practice or otherwise derived from the activities conducted by JTI or a Majority-Owned Affiliate of JTI pursuant to and in accordance with such Product License Agreement. The rights of the Parties with respect to the Research Program Materials and Information described in this subsection (b) shall be determined in accordance with the applicable Product License Agreement.

         1.39     "PERMITTED ANTIGEN" shall mean an Antigen that is not [*]

         1.40 "SUBLICENSEE" shall mean a Third Party other than an Affiliate of JTI to which JTI grants a sublicense under the Licensed Technology to research, develop, make, use and/or sell Products, to the extent of the rights granted to JTI therein. "Sublicensee" shall also include a Third Party to whom JTI has granted a sublicense under the Licensed Technology to distribute Products to the extent of the rights of JTI provided in a Product License Agreement, provided that such Third Party is responsible for marketing and promotion of Products within the applicable country.

         1.41     "TERRITORY" shall mean all countries of the world.

         1.42 "THIRD PARTY" shall mean an entity other than ABX or JTI, or their respective Affiliates.

         1.43 "VALID CLAIM" shall mean a claim of a pending patent application or issued and unexpired patent that is included within the Licensed Technology or claims ABX Program Materials and Inventions, in each case that has not been held unenforceable, unpatentable, or invalid by a court or other governmental agency of competent jurisdiction, and that has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

         1.44 "XENOMOUSE ANIMALS" shall mean transgenic mice which are Controlled by ABX and which contain unrearranged human immunoglobulin genes that are capable of producing human antibodies when immunized with an antigen.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                  EXECUTION COPY
                                   SCHEDULE 1

                                 ABX IN-LICENSES

                  [*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   SCHEDULE 2

                                  ABX KNOW-HOW

[*]

                 ITEM                                                            DESCRIPTION

                 [*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                  EXECUTION COPY
                                   SCHEDULE 3

                                ABX PATENT RIGHTS

         A.       Any of the patent applications listed in the following Table:

[*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  [*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT B

                        FORM OF PRODUCT LICENSE AGREEMENT

         THIS PRODUCT LICENSE AGREEMENT (this "Agreement") effective as of the ____ day of _________ (the "Effective Date") is made by and between ABGENIX, INC., a Delaware corporation ("ABX"), and JAPAN TOBACCO INC., a Japanese corporation (hereinafter "JTI") with reference to the following facts and circumstances.

                                    RECITALS

         JTI and ABX have entered into that certain Multi-Antigen Research License and Option Agreement effective as of December 31, 1999 (the "Option Agreement"), pursuant to which JTI has certain rights to acquire a license under the Licensed Technology (as defined in Exhibit A hereto); and

         JTI has exercised an option right under the Option Agreement to acquire from ABX a license or sublicense, as the case may be, under the Licensed Technology with respect to a particular antigen (the "Product Antigen," as defined below) to commercialize antibody products that bind to such antigen in the Field, all as set forth below on the terms and conditions herein.

         NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the Parties hereto as follows:

1.       DEFINITIONS.

         For purposes of this Agreement, capitalized terms set forth in this Agreement and not otherwise defined herein shall have the meanings set forth in this Section or in the Common Definitions Exhibit set forth as Exhibit A attached hereto and made a part hereof.

         1.1      "PRODUCT ANTIGEN" shall mean _____________________.

2.       LICENSE GRANT

         2.1      GRANT OF RIGHTS; COVENANT REGARDING RESEARCH PRODUCTS.

                  2.1.1 Subject to the terms and conditions of this Agreement, ABX hereby grants to JTI (a) an exclusive license or sublicense, as the case may be, under the Licensed Technology, to make and have made Products anywhere in the world and to conduct research and development activities, use, sell, lease, offer to sell or lease, import, export, otherwise transfer physical possession of or otherwise transfer title to such Products in the Field and in the Territory, and (b) an exclusive license and/or sublicense, as the case may be, under its and its Affiliates' intellectual property rights relating to the ABX Materials and Information, solely to the extent that the ABX Materials and Information are necessary or useful to JTI's practice of the license granted in subclause (a). Such license or sublicense shall be exclusive even as to ABX and its Affiliates, and shall include the exclusive right to grant and authorize sublicenses for exploitation of Products worldwide.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  2.1.2 JTI shall not, either itself or through a Third Party collaborator or distributor, sell or offer for sale [*] Products for any use other than to [*] JTI shall require that each Sublicensee to which JTI grants a sublicense under this Agreement to develop and/or commercialize [*] Products agree in writing not to sell or offer for sale, or permit its collaborators or distributors to sell or offer for sale, [*] Products for any use other than to [*]

         2.2 THIRD PARTY RIGHTS. It is understood and agreed that the grant of rights under Section 2.1 above shall be subject to and limited in all respects by the terms of the applicable ABX In-License(s) pursuant to which ABX has acquired or does acquire any Licensed Technology, including, without limitation, any rights granted to or retained by GenPharm International, Inc. under the GenPharm Cross License Agreement, and that all rights or sublicenses granted under this Agreement shall be limited to the extent that ABX may grant such rights and sublicenses under such ABX In-Licenses. ABX shall cooperate reasonably with JTI to grant to JTI's Affiliate or sublicensee a direct sublicense under the GenPharm Cross License Agreement if JTI would be precluded from directly granting such sublicense to such Affiliate or sublicensee under the terms of the GenPharm Cross License Agreement; provided that in no event shall ABX be obligated to grant such a direct sublicense if it determines that doing so may not be permitted under the terms of the GenPharm Cross License Agreement. Further, the Parties acknowledge that while ABX is granting JTI an exclusive license under certain of its rights, ABX's rights may not be exclusive from ABX's licensors.

         2.3 SUBLICENSES. JTI will have the right to grant and authorize sublicenses to its Affiliates and to Third Parties, subject to Section 2.2; PROVIDED, HOWEVER, JTI shall remain responsible for any payments due to ABX upon Net Sales of Product by any JTI Affiliate or Sublicensee. JTI may retain any amounts received from Affiliates or Sublicensees in excess of the amounts owed to ABX pursuant to Sections 3.1 and 3.2. Any sublicense granted by JTI pursuant to this Agreement shall provide that the Affiliate or Sublicensee will be subject to the applicable terms of this Agreement and of the ABX In-Licenses. JTI acknowledges that its right to grant sublicenses under certain of the Licensed Technology may be limited by the terms and conditions of the ABX In-Licenses. JTI shall provide ABX with a copy of relevant portions of each sublicense agreement, as reasonably required by ABX.

3.       CONSIDERATION.

         3.1 LICENSE FEE. JTI shall pay to ABX within thirty (30) days of the Effective Date a license fee of [*]subject to Section 4.5.

         3.2 ROYALTIES. In consideration for the license and rights granted herein, JTI shall pay to ABX [*] of Net Sales of Products other than [*] Products by JTI, its Affiliates or its Sublicensees, subject to Section 4.5. Payments due to ABX on Net Sales of [*] Products by JTI, its Affiliates or Sublicensees are addressed in Section 3.7 below.

         3.3 [*] shall have the right, on a [*] basis, to [*] at which any [*] pursuant to [*] amount of (i) any [*] pursuant to [*] with respect to such [*] and (ii) any

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                      2.

[*] pursuant to Section [*] made by [*] a Third Party that [*] an Affiliate (including any such [*] prior to its [*] on which [*] with respect to such [*]
 PROVIDED, HOWEVER, that the [*] pursuant to Section [*] after application of [*] with respect to such [*] shall not be [*] of the [*] in Section [*] To the extent that any [*] are not [*] by a [*] in the [*] with respect to such [*] for any [*] shall be entitled to [*] the [*] and to [*] hereunder with respect to such [*] until the [*]

         3.4 SINGLE ROYALTY. Only one royalty shall be payable with respect to any single sale of a Product hereunder, regardless of how many Valid Claims or patents within the Licensed Technology cover such Product. In addition, no royalty shall be payable to ABX under Article 3 with respect to sales of a Product among JTI and its Affiliates and/or Sublicensees (a) for use in research and/or development or clinical trials, or (b) for commercial sale, in each case provided that such Affiliate or Sublicensee is not the end-user of such Product.

         3.5 [*] Royalties shall be payable at the rates specified in Section
3.2 or 3.3 above [*] of a Product that would [*] which such Product [*]In the event that such Product is [*] on such sales in accordance with this Article 3, [*] ABX with respect to [*] set forth in Section [*] and JTI shall be [*] as provided in Section [*]

         3.6 COMBINATION PRODUCTS. In the event that a Product is sold in combination as a single product with another product or component, Net Sales from such combination sales for purposes of calculating the amounts due under this Article 3 shall be calculated by multiplying the Net Sales of that combination by the fraction A/(A + B), where A is the gross selling price of the Product sold separately and B is the gross selling price of the other product sold separately. In the event that no such separate sales are made in the same quarter by JTI, Net Sales for royalty determination shall be as reasonably allocated by JTI, between such Product and such other product, based upon their relative importance and proprietary protection.

         3.7 [*] PRODUCTS. The Parties intend that JTI shall pay to ABX [*] if JTI sells, or grants an Affiliate or Sublicensee the right to sell, [*] Products. Prior to JTI commencing sales of, or granting an Affiliate or Sublicensee the right to sell, [*] Products, the Parties shall [*] or other [*] with respect to such sales of [*] Products or the [*] Notwithstanding the foregoing, JTI shall [*] for any [*] with respect to JTI's, its Affiliates' and its Sublicensees' manufacture, use, sale, offer for sale, importation or other exploitation of [*] Products in accordance with Section [*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                     3.

         3.8 TERMINATION OF ROYALTIES. Royalties payable under Section 3.2, offset as provided in Section 3.3 or reduced as provided in Section 3.5, and payments payable under Section 3.7, will be due on a Product-by-Product and country-by-country basis until the later of (i) ten (10) years from the first commercial sale of such Product in such country or (ii) the expiration of the last-to-expire patent containing a Valid Claim covering the Product in such country.

         3.9 PAYMENTS TO THIRD PARTIES BY ABX. ABX will be responsible for the payment of any royalties, license fees and/or other payments due to Third Parties under any ABX In-Licenses necessary for JTI's and its Affiliates' and Sublicensees' manufacture, use, sale, offer for sale, importation or other exploitation of Products pursuant to a sublicense granted hereunder with respect to such ABX In-License. JTI shall reimburse ABX for any such royalties paid by ABX to Third Parties under such ABX In-Licenses anywhere in the world. JTI shall continue any such reimbursement payments to ABX under each such ABX In-License until ABX's obligation to pay royalties to Third Parties under such ABX In-License with respect to JTI's and its Affiliates' and Sublicensees' manufacture, use, sale, offer for sale, importation, or other exploitation of Products expires or terminates.

         3.10 ROYALTIES PAYABLE BY JTI. JTI will be responsible for the payment of any royalties, license fees and milestone and/or other payments due to Third Parties under licenses or similar agreements entered into by JTI to allow the manufacture, use, sale or other exploitation of Products.

4.       ACCOUNTING AND RECORDS.

         4.1 ROYALTY REPORTS; PAYMENTS, INVOICES. After the first commercial sale of Product on which royalties are due to ABX, JTI shall make quarterly written reports to ABX within [*] after the end of each calendar quarter, stating in each such report the number, description and aggregate Net Sales of Product sold during the calendar quarter upon which a royalty is payable under Article 3. Concurrently with the provision of such reports, JTI shall pay to ABX royalties at the applicable rate specified in Section 3.2 [*] or
3.7 above and all amounts payable pursuant to Section 3.9. All payments to ABX hereunder shall be made in U.S. Dollars to a bank account designated by ABX.

         4.2      RECORDS; INSPECTION.

                  4.2.1 JTI shall keep (and cause its Affiliates and Sublicensees to keep) complete, true and accurate books of account and records for the purpose of determining the royalty amounts payable to ABX under this Agreement. Such books and records shall be kept at the principal place of business of JTI or its Affiliates, or Sublicensees, as the case may be, for at least three (3) years following the end of the calendar quarter to which they pertain. Such records of JTI or its Affiliates will be open for inspection during such three (3) year period by an independent certified public accountant representing ABX and reasonably acceptable to JTI for the purpose of verifying the royalty statements.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       4.

                  4.2.2 JTI shall require each of its Sublicensees to maintain similar books and records and to open such records for inspection during the same three (3) year period. JTI shall use commercially reasonable efforts to obtain such Sublicensee's agreement to allow such representative of ABX to inspect such records for the purpose of verifying the royalty statements; provided that if JTI is unable to obtain such agreement from such Sublicensee, then JTI shall engage an independent certified public accountant representing JTI that is reasonably acceptable to ABX to inspect such records on behalf of ABX.

                  4.2.3 All inspections conducted pursuant to this Section
4.2 may be made no more than once each calendar year at reasonable times mutually agreed by JTI and ABX. The representative of ABX will be obligated to execute a reasonable confidentiality agreement prior to commencing any such inspection. The results of any inspection hereunder, but not the basis for such results, which basis ABX's representative (or JTI's representative, if applicable) will not disclose to ABX, shall be provided to both Parties, and JTI shall pay any underpayment to ABX within thirty (30) days. Any overpayment may be credited against future royalty amounts due to ABX hereunder; PROVIDED HOWEVER, that if there is no further obligation to pay royalties hereunder anywhere in the Territory, ABX shall refund any such overpayment within thirty (30) days. Inspections conducted under this Section
4.2 shall be at the expense of ABX, unless a variation or error producing an increase exceeding [*] of the amount stated for any period covered by such inspection is established in the course of any such inspection, whereupon all costs relating thereto will be paid by JTI. Upon the expiration of three (3) years following the end of any fiscal year, the calculation of royalties payable with respect to such year shall be binding and conclusive, and JTI shall be released from any liability or accountability with respect to royalties for such year.

         4.3 CURRENCY CONVERSION. If any currency conversion shall be required in connection with the calculation of royalties hereunder, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into U.S. Dollars, quoted for current transactions reported in THE WALL STREET JOURNAL for the last business day of the calendar quarter to which such payment pertains.

         4.4 LATE PAYMENTS. Any payments due from JTI that are not paid on the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at the prime rate as reported by the Bank of America in San Francisco, California on the date such payment is due, plus an additional [*], calculated based upon the number of days such payment is delinquent. This Section 4.4 shall in no way limit any other remedies available to either Party.

         4.5      [*]

                  4.5.1 With respect to [*] pursuant to Sections [*] (i) all [*] of any [*] or [*]by a [*] on any [*] by [*] under such Sections shall be the [*] of [*] (ii) [*] shall [*]such [*] from any [*] to [*] pursuant to such Sections as [*] and shall [*] such [*] to the [*] on [*] (iii) [*] shall timely provide to [*] a [*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       5.

of any [*] hereunder; and (iv) [*] shall reasonably cooperate and assist [*] in [*] it is entitled to [*].

                  4.5.2 Unless [*] under Section [*] the [*] required to be [*] pursuant to Section [*] hereof shall be [*] for or on [*] of any [*] the [*] shall be the [*] (other than [*] on or [*] shall timely provide to [*] a [*] on the [*]pursuant to Section [*]

                  4.5.3 [*] agrees to [*] for [*] that may be [*] pursuant to Section [*] with respect to which it is entitled so to [*] and further agrees not to amend such [*] for the [*] with respect to such [*] At the time that [*] by actually [*] such [*] as a [*] (determined on a [*] with other available [*], then the [*] of such [*]to such [*] shall [*] be [*]

5.       DUE DILIGENCE.

         5.1 FUNDING AND CONDUCT. JTI shall independently furnish and be responsible for funding and conducting all of its preclinical and clinical research and development of Products, at its own expense.

         5.2      REASONABLE COMMERCIAL EFFORTS; IND MILESTONE.

                  5.2.1 JTI shall use commercially reasonable efforts consistent with prudent business judgment to commercialize Products, by the filing of an IND by JTI or its Sublicensee in the United States or Japan, within such period of time as may be agreed upon by the Parties after good faith negotiations taking into account factors relating to the Product Antigen or, if no such period is agreed upon, [*] from the Effective Date.

                  5.2.2 Additionally, JTI shall actively and continuously pursue the filing of an IND as soon as practicable after the Effective Date using reasonable commercial efforts consistent with prudent business judgment. After filing of an IND, JTI or its Affiliates or Sublicensees shall be required to maintain an active IND and to use commercially reasonable efforts, consistent with prudent business judgment, to conduct clinical trials in pursuit of regulatory approval for a Product in the United States or Japan.

         5.3 FAILURE TO MEET DUE DILIGENCE OBLIGATION. If the diligence requirements set forth in Section 5.1 or 5.2 are not met by JTI (or its Affiliates or Sublicensees) in the United States or Japan, JTI's rights hereunder shall terminate upon written notice by ABX to JTI (the "Termination Notice") and subject to Sections 5.3.1, 5.3.2 and 5.3.3 below.

                  5.3.1 Notwithstanding Section 5.2.1, the license granted hereunder to JTI shall not terminate by reason of a delay in meeting the IND milestone set forth in Section 5.1.1, to

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       6.

the extent that [*]

                  5.3.2 In the event that a dispute arises whether the diligence requirements in this Article 5 have been met or circumstances exist which JTI believes justifies a failure on its part to meet such obligation, the Parties will attempt to resolve any dispute by mutual agreement during a period of thirty (30) days following JTI's receipt of the Termination Notice.

                  5.3.3 In the event that the Parties are unable to resolve such dispute pursuant to Section 5.3.2 above, such dispute shall be settled between ABX and JTI by binding arbitration as set forth in Section 11.13. If the arbitrator determines that JTI acted in good faith, but failed to meet its obligations under Section 5.1 or 5.2 above, the license granted to JTI shall not terminate unless JTI fails to cure such non-performance within a reasonable period of time, as determined by the arbitrator.

         5.4 JTI REPORTS. JTI agrees, upon request by ABX, to keep ABX informed as to the research, development and commercialization of Products hereunder. Without limiting the generality of foregoing, if ABX makes a written request for such information, then within ninety (90) days of receipt of such written request during the term of this Agreement, JTI shall provide to ABX a summary report detailing the status and potential timing of any anticipated IND filings under Section 5.1 above, the status of clinical and preclinical testing of any Products, and anticipated filings of any applications for regulatory approval from the FDA and/or its foreign equivalent for any Products in the Territory, PROVIDED, HOWEVER, that ABX may make only one such written request per twelve
(12) month period. All JTI reports hereunder shall be treated as "Confidential Information" of JTI as provided in Article 7 of this Agreement.

         5.5 GENE THERAPY APPLICATIONS. JTI's intention as of the Effective Date is to commercialize a Product hereunder for an application other than Gene Therapy (as defined below) before commercializing a Product hereunder for a Gene Therapy application. It is understood, however, that JTI may or may not also intend to develop and sell Products for use in Gene Therapy, and that such Gene Therapy application may ultimately be commercialized before a Product is commercialized hereunder for a non-Gene Therapy application. As used herein, "GENE THERAPY" shall mean the [*] by means of [*] comprising either (a) [*]wherein such [*] in the treatment or prevention of such disease, (b) [*] that [*] other than [*] wherein the [*] in the treatment or prevention of such disease and wherein such [*](or [*] that [*] such [*], which [*] is used as a [*] for the [*] or (c) [*] that [*] an [*] that [*] in the treatment of prevention of such disease, wherein such [*] also [*] and [*] (or [*] that [*] such [*] which [*] is used as a [*] for the [*] As used in this Section 5.5, (i) [*]shall mean the [*] of the [*] of a human, of such [*] into a [*] or [*] which contains such [*] into the [*] of the [*] or [*] human, without

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       7.

limitation as to the [*] or [*] of [*] or the use of [*] or other [*] for such [*] and (ii) [*] shall mean the [*] of such [*] into an [*] without limitation as to the [*] or [*] of [*] or the use of [*] or other [*] for such [*]

6.       INTELLECTUAL PROPERTY.

         6.1      MATERIALS AND DATA.

                  6.1.1 [*] shall solely own all [*]Subject to Section [*] shall solely own all [*]

                  6.1.2 Any [*] and/or [*] from [*] by or on [*]using the [*] the [*] of the [*] to [*]pursuant to Section [*] shall be included in the [*] The foregoing shall be [*] and [*] for [*] of the [*] and/or the [*] of the [*] of the [*] pursuant Section [*] unless such [*] of such [*] is [*] in which event the foregoing shall not be to [*] to [*] any [*] to [*] at [*] with respect thereto.

         6.2 [*] INTELLECTUAL PROPERTY. [*] shall own all right, title and interest in and to all intellectual property related to the [*]

         6.3 [*] INTELLECTUAL PROPERTY. [*] shall own all right, title and interest in and to all intellectual property related to the [*]

         6.4 INTELLECTUAL PROPERTY CONCERNING OTHER INVENTIONS. Except as otherwise provided in Sections 6.1 through 6.3, title to any inventions (and to any patent applications, patents and other intellectual property rights related thereto) made by a Party or Parties under this Agreement, shall follow inventorship, which shall in turn be determined in accordance with the United States laws of inventorship and probative evidence of the Parties.

         6.5 JOINT OWNERSHIP. For purposes of clarification, to the extent that intellectual property is jointly owned under this Agreement, both Parties shall have the right to use, commercialize, grant and authorize sublicenses, and otherwise exploit all such jointly-owned intellectual property without obligation to account to, or obtain the consent of, the other joint owner. Each Party agrees to promptly disclose to the other Party all jointly-owned inventions under this Agreement and, on written request of the other Party, will provide such information and assistance as may be reasonably necessary to assist in the filing and prosecution of patent applications claiming such inventions. The Parties hereto agree to ensure that each employee, agent, or independent contractor that conducts research on behalf of a Party pursuant to this Agreement will promptly disclose and assign to the Parties as joint owners any and all rights to jointly-owned inventions. Each Party agrees to maintain records in sufficient detail and in good scientific manner appropriate for patent purposes and so as to properly reflect all work done and results achieved in performing research under this Agreement.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       8.

         6.6 COOPERATION. Each Party shall perform all reasonable acts necessary or useful to effect the intent of this Article 6, including without limitation preparing and executing documentation for the assignment to the other Party of its right, title and interest in and to a given invention and related intellectual property rights, if required hereunder. If a Party is unable, after reasonable effort, to secure the signature of any employee, agent or independent contractor of the other Party necessary to record, register or perfect such Party's interest in a given invention and related intellectual property right, then such other Party shall, and hereby does, appoint the Party owning such invention or intellectual property right as its agent and attorney-in-fact to do all lawfully permitted acts necessary in connection therewith with the same legal force and effect as if executed by such other Party.

         6.7      PATENT PROSECUTION.

                  6.7.1       SOLELY OWNED.

                              (a)  The Party solely owning any invention or
intellectual property under this Article 6 shall have the sole right and responsibility (but not the obligation), at its expense, to file, prosecute and maintain all patent applications and patents thereon, and to conduct any interferences, oppositions, or reexaminations with respect thereto, and to request any reissues or patent term extensions thereof, subject to subsections (b) and (c) below.

                              (b)  Notwithstanding subsection (a) above, ABX
shall endeavor to obtain the strongest commercially reasonable patent protection (under the circumstances) regarding those claims that are contained in the patents and patent applications within the ABX Patent Rights and that cover JTI's use of XenoMouse Animals under this Agreement (the "Relevant Claims"). To this end, ABX shall have the responsibility to prepare, file, prosecute and maintain patents and patent applications within the ABX Patent Rights containing such Relevant Claims in at least Japan, each of the Designated European Countries (as defined below) and the United States, and to conduct any interferences, oppositions, reissuance requests and reexaminations with respect to such Relevant Claims. No less than annually, ABX shall provide JTI with an updated copy of Schedule 3 to Exhibit A, setting forth material changes to the ABX Patent Rights.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       9.

                                   (i)       To the extent that, in the
course of filing or prosecuting patent applications containing Relevant Claims, ABX intends to undertake or refrain from undertaking an action that will result in a material adverse effect to the scope of the patent protection arising from the Relevant Claims within the United States, each of the Designated European Countries, or Japan, ABX shall promptly inform JTI of such intended action. In such case, the Parties will confer upon the best course of action and, using commercially reasonable efforts, effect the same. The Parties agree that, in connection with a determination of the best course of action, protection of exclusivity with respect to the manufacture, use, sale and import of Products shall be the primary criteria used in making such determination.

                                   (ii)      After one or more Relevant
Claims are granted or issued in the United States, any of the Designated European Countries or Japan, if ABX intends to undertake or refrain from undertaking an action in such country (A) in the course of maintaining such Relevant Claims, (B) in connection with the conduct of any interferences, oppositions, or reexaminations with respect to such Relevant Claims, or (C) in connection with requesting reissues of such Relevant Claims that will result in the admission of invalidity or unenforceability of, or in the abandonment of, any then-existing Relevant Claims in all issued patents within the ABX Patent Rights in such country, then ABX shall promptly inform JTI of such intended action. If JTI does not agree with such course of action, then JTI shall have the right to assume the activity described in subclauses (A), (B) or (C) above in such country with respect to such Relevant Claims, in which case JTI shall have the right to offset all reasonable, documented costs and expenses incurred in connection with the assumption of such activity against royalties due to ABX on Net Sales of Products covered by such Relevant Claims in such country under Section 3.2 or 3.7, until it offsets all such costs and expenses; PROVIDED, HOWEVER, that in no event shall the royalty due to ABX on such sales of such Products in such count be reduced to less than fifty percent (50%) of the royalty that would otherwise be due to ABX pursuant to such Sections. To the extent that any costs and expenses incurred by JTI

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       10.

pursuant to this subsection (ii) are not fully offset by a reduction in the royalties paid by JTI with respect to such Product in such country for any calendar quarter under the applicable Product License Agreement, JTI shall be entitled to carry forward the amount not so covered to subsequent quarters, and to offset such amount against subsequent royalties due to ABX under such Product License Agreement with respect to such Product in such country until the full amount of such costs and expenses is offset.

                                   (iii)     ABX shall be entitled to conduct
activities under this Section 6.7.1(b) with respect to any Designated European Country by communicating or filing documents with either a supranational patent authority or a patent authority in an individual country directly. For purposes of this Section 6.7.1(b), the "Designated European Countries" shall mean all countries that are signatories to the European Patent Convention.

                              (i)  JTI's sole and exclusive remedy for any
failure by ABX to prepare, file, prosecute and maintain any patents and patent applications with respect to the ABX Patent Rights and to conduct any interferences, oppositions, and reexaminations of the ABX Patent Rights under this Section 6.7.1(b) shall be to exercise its step-in rights set forth in subsections (i) and (ii) above.

                              (c)  JTI's sole and exclusive remedy for any
failure by ABX to prepare, file, prosecute and maintain any patents and patent applications with respect to the ABX Patent Rights and to conduct any interferences, oppositions, and reexaminations of the ABX Patent Rights under this section 6.7.1 shall be to exercise the step in rights set forth in this
Section 6.7.1.

                              (d)  Notwithstanding subsection (a) above, if
JTI discontinues the prosecution or maintenance of a patent application or patent covering an invention relating to Research Program Materials and Information, it shall promptly so notify ABX, and ABX, at its expense and in its discretion, may undertake such prosecution or maintenance of a patent application or patent thereon.

                    6.7.2     JOINTLY OWNED.

                              (a)  JTI shall have the first right and
responsibility (but not the obligation), at its expense, to file, prosecute and maintain all patent applications and patents (and to conduct any interferences, oppositions, or reexaminations thereon, and to request any reissues or patent term extensions thereof) claiming any invention that is jointly-owned by the Parties in accordance with Section 6.5 (a "Joint Invention") and/or its development, manufacture, use or sale.

                              (b)  In connection with the activities of JTI
described in Section 6.7.2, JTI shall: (i) provide to ABX any patent application filed by JTI that covers a Joint Invention promptly after such filing; (ii) provide ABX promptly with copies of all substantive communications received from or filed in patent office(s) with respect to such filings; (iii) notify ABX of any interference, opposition, reexamination request, nullity proceeding, appeal or other inter-party action and review such action with ABX as reasonably requested; and (iv) notify ABX if JTI intends to take or refrain from taking any action that would substantially

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       11.

affect the scope or validity of, or rights under, such patent applications or patents thereon (including substantially narrowing or canceling any claim without reserving the right to file a continuing or divisional application, abandoning any patent or not filing or perfecting the filing of any patent application) reasonably advance of any deadlines relating thereto so that ABX has a reasonable opportunity to review and make comments thereon.

                              (c)  The Parties shall equally bear all
expenses of filing, prosecuting and maintaining all patent applications or patents on Joint Inventions (and of conducting any interferences, oppositions, or reexaminations thereon, and requesting any reissues or patent term extensions thereof), subject to Section 6.7.2(d).

                              (d)  If JTI (i) fails to undertake the filing
of a patent application (or continuing or divisional application) covering a Joint Invention within ninety (90) days after a written request from ABX to do so, (ii) intends to discontinue the prosecution or maintenance of a patent application or patent covering a Joint Invention, or (iii) fails to initiate or abandons a then-ongoing interference, opposition, or reexamination with respect to any such patent application or patent or a request for any reissue or patent term extension thereof, then ABX, at its expense and in its discretion, may undertake the foregoing activities, in which case such patent application and patent thereon shall be solely owned by ABX, and JTI automatically shall be deemed to have assigned all right, title and interest in and to such patent to ABX. JTI shall promptly notify ABX if it determines that it will not file a patent application covering a Joint Invention or if it intends to, or does, discontinue prosecution and maintenance of patent applications and patents covering a Joint Invention. The Parties shall assist each other to the extent commercially reasonable in securing intellectual property rights resulting from Joint Inventions hereunder.

         6.8 ENFORCEMENT OF PATENT RIGHTS. If either Party learns that a Third Party is infringing or allegedly infringing any ABX Patent Rights or any patent rights covering any Research Program Materials and Information with respect to any Product, it shall promptly notify the other Party thereof, and provide or disclose to the other Party any evidence of infringement of which it is aware. The Parties shall then proceed as follows:

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       12.

                  6.8.1 ABX PATENT RIGHTS. ABX shall have the exclusive right, but not the obligation, to bring an enforcement proceeding or defend any declaratory judgment action involving any ABX Patent Rights, at its expense.

                  6.8.2    RESEARCH PROGRAM MATERIALS AND INFORMATION.

                           (a) JTI shall have the first right, but not the
obligation, to bring an enforcement proceeding or defend any declaratory judgment action involving any patent rights claiming the Research Program Materials and Information relating to a Product ("Research Program Patents"), in JTI's name at its expense.

                           (b) If JTI does not initiate such an enforcement
proceeding or undertake to defend such declaratory judgment action within ninety
(90) days of receiving notice or first learning thereof, then ABX shall have the right, but not the obligation, to bring an enforcement proceeding or defend any declaratory judgment action involving such Research Program Patents, in ABX's name at its expense.

                           (c) Regardless of which Party controls an action
under this Section 6.8.2, the other Party shall have the right to join such action, at its own expense, and shall cooperate reasonably with the controlling Party in such action, at the controlling Party's expense, including without limitation permitting itself to be joined as a necessary party to such action.

                           (d) Any recovery as a result of any such claim, suit
or proceeding under this Section 6.8.2 shall be first used to reimburse the costs and expenses (including reasonable attorneys' fees) of the Party or Parties in the action, second, to reimburse ABX for any amounts ABX is obligated to pay to Third Parties in respect of such amount pursuant to applicable ABX In-Licenses, third to reimburse JTI's and its Affiliates' and Sublicensees' lost sales of Products within the Field because of the infringement, with the remainder for the account of the Party or Parties that undertake such actions to the extent of their financial participation therein; PROVIDED, HOWEVER, that to the extent that damages are awarded for lost sales or lost profits from the sale of Products, such damages shall be allocated between the Parties taking into account royalties that would have been payable to ABX on the sale of such Products.

                  6.8.3 JOINT PATENTS. The Parties shall consult with each other in good faith as to the best manner in which to proceed with respect to the enforcement of jointly-owned patents, including the conduct of actions against an alleged infringer. In the case of such actions against alleged infringers, any recovery awarded shall be first used to reimburse the costs and expenses (including reasonable attorneys' fees) of the Parties in the action, and thereafter applied to reimburse ABX for any amounts ABX is obligated to pay to Third Parties (if any) in respect of such amount pursuant to the applicable ABX In-Licenses, with the remainder for the account of the Party or Parties that undertake such actions to the extent of their financial participation therein; PROVIDED, HOWEVER, that to the extent that damages are awarded for lost sales or lost profits from the sale of Products, such damages shall be allocated among the Parties taking into account royalties that would have been payable to ABX on the sale of such Products.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       13.

         6.9 INFRINGEMENT CLAIMS AGAINST ABX. If ABX is named as a party to any claim suit or proceeding by a Third Party alleging patent infringement by ABX arising from ABX's practice of the Licensed Technology and the ABX Materials and Information, ABX shall so notify JTI and shall keep JTI informed of material developments in such claim, suit or proceeding that may adversely affect the rights of JTI under this Agreement.

         6.10 INFRINGEMENT CLAIMS AGAINST JTI. If the manufacture, sale or use of Product by JTI, its Affiliate or Sublicensee pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against JTI, its Affiliate or Sublicensee, then JTI shall promptly notify ABX thereof in writing setting forth the facts of such claim in reasonable detail. JTI shall have the right and obligation to defend and control the defense of any such claim, suit or proceeding, at its own expense, using counsel of its choice; provided that ABX shall have the right to participate in such defense, at its own expense, using counsel of its choice. JTI shall keep ABX reasonably informed of all material developments in connection with any such claim, suit or proceeding as it relates to the Licensed Technology. Notwithstanding the foregoing, JTI shall not settle any claim, suit or proceeding that involves any admission, nor otherwise make any admission, of the invalidity or unenforceability of any patent right in the Licensed Technology.

         6.11 LIMITATION. Notwithstanding any other provision in this Article 6, the Parties acknowledge and understand that (a) ABX shall not be obligated to prepare, file, prosecute, and maintain patents and patent applications, or to bring or pursue enforcement proceedings or defend declaratory judgment actions regarding the Licensed Technology if, and to the extent that, ABX is not entitled to do so under one or more ABX In-Licenses, and (b) any rights conveyed under this Article 6 permitting JTI to prepare, file, prosecute and maintain certain patents and patent applications, or to bring and pursue enforcement proceedings, or defend declaratory judgment actions, regarding the Licensed Technology, shall be subject to all applicable ABX In-Licenses, and are conveyed only to the extent permitted under such agreements.

         6.12 PATENT MARKING. JTI agrees to mark and have its Affiliates and Sublicensees mark all Products sold pursuant to this Agreement in accordance with the applicable statutes or regulations in the country or countries of manufacture and sale thereof.

         6.13 GRANT BACK. Upon any expiration or termination of this Agreement, JTI automatically shall be deemed to have granted to ABX a non-exclusive, fully paid-up, perpetual, sublicenseable, worldwide license under all patents, patent applications and know-how Controlled by JTI covering Antigen Inventions arising out of JTI's activities under this Agreement with respect to the Product Antigen, including, but not limited to, Antibodies to such Product Antigen, Antibody Cells that express such Antibodies and Genetic Material encoding such Antibodies. In no event shall JTI be obligated to disclose or provide to ABX any Research Program Materials and Information relating to the Product Antigen or any related Antigen Invention notwithstanding the foregoing license. JTI shall execute such documents and take such further actions as are reasonably necessary to effectuate any grant of licenses contemplated by this Section 6.13.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       14.

7.       CONFIDENTIALITY.

         7.1 CONFIDENTIALITY. Except as expressly provided herein, JTI and ABX each agree that, for the term of this Agreement and for five (5) years thereafter, the receiving Party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as expressly permitted under this Agreement, any information furnished to it by the other Party pursuant to this Agreement or the MRLOA ("Confidential Information") or any other information designated the other Party's "Confidential Information" under any other provision of this Agreement. The Licensed Technology and the ABX Materials and Information shall be deemed to be ABX's Confidential Information. Notwithstanding the foregoing, "Confidential Information" shall not include any such information that the receiving Party can establish by competent written proof:

                  7.1.1 was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure;

                  7.1.2 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

                  7.1.3 became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

                  7.1.4 was subsequently lawfully disclosed to the receiving Party by a person other than the disclosing Party or developed by the receiving Party without reference to any information or materials disclosed by the disclosing Party.

         7.2     PERMITTED DISCLOSURE. Notwithstanding Section 7.1 above and
7.3 below, each Party may nevertheless disclose the other Party's Confidential Information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, making a permitted sublicense or other exercise of its rights hereunder or conducting clinical trials, provided that if a Party is required to make any such disclosure of the other Party's Confidential Information, other than pursuant to a confidentiality agreement consistent with this Agreement, it will give reasonable advance notice to such Party of such disclosure requirement and, save to the extent inappropriate in the case of patent applications, will use efforts consistent with prudent business judgement to secure confidential treatment of such information prior to its disclosure (whether through protective orders or confidentiality agreements or otherwise).

         7.3     TERMS OF AGREEMENT. Except as expressly provided in this
Article 7, neither Party shall disclose to any Third Party the material terms of this Agreement without the prior written consent of the other Party hereto, except to advisors, investors, licensees, sublicensees and others on a need-to-know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. Without limitation upon any provision of this Agreement, each Party shall be responsible for the observance by its employees, consultants and contractors of the foregoing confidentiality obligations.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                      15.

8.       INDEMNIFICATION.

         8.1 JTI. Subject to ABX's compliance with Section 8.3, JTI agrees to indemnify, defend and hold ABX and its Affiliates and their respective directors, officers, employees and agents, harmless from and against any losses, claims, damages, liabilities, or actions resulting directly from any Third Party claims (collectively, "Liabilities") arising from (a) any negligence or willful misconduct of JTI or its Affiliates or Sublicensees (or their respective directors, officers, employees or agents), or (b) the breach of any representations, warranties, covenants or other obligations of JTI under this Agreement, or (c) the manufacture, use, sale, storage, transportation, distribution or other disposition of any Product by JTI, its Affiliates or Sublicensees, except to the extent that such Liabilities arise from (i) the negligence or willful misconduct of ABX or its Affiliates or their respective directors, officers, employees and agents, or (ii) ABX's breach of any of its representations, warranties, covenants or other obligations under this Agreement.

         8.2 BY ABX. Subject to JTI's compliance with Section 8.3, ABX agrees to indemnify, defend and hold JTI and its Affiliates and their respective directors, officers, employees and agents harmless from and against any Liabilities arising from (a) any negligence or willful misconduct of ABX or its Affiliates (or their respective directors, officers, employees, agents or Affiliates) or (b) the breach of any representations, warranties, covenants or other obligations of ABX under this Agreement, except to the extent that such Liabilities arise from (i) the negligence or willful misconduct of JTI or its Affiliates or Sublicensees or their respective directors, officers, employees, agents, or (ii) the breach of any of the representations, warranties, covenants or other obligations of JTI under this Agreement.

         8.3 INDEMNIFICATION PROCEDURES. If a Party (the "Indemnitee") intends to claim indemnification under this Article 8, it shall promptly notify the indemnifying Party (the "Indemnitor") in writing of any Liability in respect of which the Indemnitee or its directors, officers, employees or agents intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the Parties. The indemnity obligation of this Article 8 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action shall not relieve such Indemnitor of any liability to the Indemnitee under this
Article 8, except to the extent that such failure is prejudicial to its ability to defend such action. The Party claiming indemnification under this Article 8 and its directors, officers, employees, agents and Affiliates, shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Article 8.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                      16.

9.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

         9.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF ABX. ABX represents and warrants to JTI that:

                  9.1.1 It has the full right and authority to enter into this Agreement and to grant the rights and licenses granted herein;

                  9.1.2 It has not previously granted and will not grant any rights inconsistent or in material conflict with the rights and licenses granted to JTI herein;

                  9.1.3 To its knowledge as of the Effective Date, there are no existing or threatened actions, suits or claims pending against ABX with respect to the Licensed Technology or the right of ABX to enter into and perform its obligations under this Agreement;

                  9.1.4 To the knowledge of ABX as of the Effective Date, without ABX having performed any investigation with respect thereto, JTI's practice of the Licensed Technology as contemplated herein will not infringe the patent rights of any Third Party; provided that the foregoing representation shall not apply to any claims or liabilities for infringement of Third Party rights arising out of, relating to or with respect to the Product Antigen.

                  9.1.5 The license granted to JTI hereunder include sublicenses under all ABX In-Licenses in effect as of the Effective Date, subject to Sections 2.2 and 2.3;

                  9.1.6 Schedule 1 to Exhibit A hereto sets forth all ABX In-Licenses in effect as of the Effective Date and all royalties and similar payments due to Third Party for which JTI is obligated to reimburse ABX under
Section 3.9 as of the Effective Date;

                  9.1.7 It has not taken or failed to take, and during the term of this Agreement knowingly take any action or fail to take any action that will cause a material breach of the GenPharm Cross License Agreement or of any other ABX In-Licenses; and

                  9.1.8 The MRLOA is in full force and effect as of the Effective Date, and ABX will not amend or terminate the MRLOA in any manner that would have a material negative effect on the scope of the rights granted to JTI hereunder.

         9.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF JTI. JTI represents and warrants to ABX that:

                  9.2.1 It has the full right and authority to enter into this Agreement and to grant the rights and licenses granted herein;

                  9.2.2 To the knowledge of JTI as of the Effective Date, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of JTI to enter into and perform its obligations under this Agreement;

                  9.2.3 It has not entered into and during the term of this Agreement will not enter into any agreement inconsistent or in conflict with this Agreement.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                      17.

                  9.2.4 It has not taken or failed to take, and during the term of this Agreement knowingly take any action or fail to take any action that will cause a material breach of the GenPharm Cross License Agreement.

         9.3 DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, ABX MAKES NO REPRESENTATIONS OR EXTENDS ANY WARRANTIES TO JTI OF ANY KIND, EITHER EXPRESS OR IMPLIED, REGARDING PRODUCTS OR THE LICENSED TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF TECHNOLOGY CLAIMS, ISSUED OR PENDING.

10.      TERM AND TERMINATION.

         10.1 EFFECTIVENESS. This Agreement shall become effective as of the Effective Date and the license rights granted by ABX under Article 2 above shall be in full force and effect as of such date.

         10.2 TERM. Unless earlier terminated pursuant to the other provisions of this Article 10, this Agreement shall continue in full force and effect until the later of the expiration of the last to expire patent within the Licensed Technology claiming the manufacture, use or sale of a Product, or the twentieth anniversary of the Effective Date. The licenses granted under
Article 2 shall survive the expiration (but not an earlier termination) of this Agreement; PROVIDED THAT such licenses shall in such event become nonexclusive.

         10.3 TERMINATION FOR BREACH. Either Party may terminate this Agreement in the event the other Party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such breach or default shall have continued for sixty (60) days after written notice thereof was provided to the breaching Party by the nonbreaching Party that terminates the Agreement as to the breaching Party. Any termination shall become effective at the end of such sixty (60) day period unless the breaching Party has cured any such breach or default prior to the expiration of the sixty
(60) day period. However, if the Party alleged to be in breach of this Agreement disputes such breach within such sixty day period, the other Party shall not have the right to terminate this Agreement unless it has been determined by an arbitration proceeding in accordance with Section 11.13 below that the allegedly breaching Party did in fact materially breach this Agreement, and the breaching Party fails to cure such breach within thirty (30) days following the final decision of the arbitrators or such other time as directed by the arbitrators.

         10.4 TERMINATION BY JTI. JTI may terminate this Agreement and the license granted herein at any time, by providing ABX ninety (90) days prior written notice.

         10.5     EFFECT OF TERMINATION.

                  10.5.1 ACCRUED OBLIGATIONS AND RIGHTS. Expiration or any termination of this Agreement for any reason shall not relieve either Party of any obligation accruing prior to such expiration or termination or release either Party from any liability which at the time of such expiration or termination has already accrued to such Party. Such termination or expiration

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                      18.

shall not preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued to it prior to such expiration or termination.

                  10.5.2 CONFIDENTIAL INFORMATION. Each Party shall, within sixty (60) days of termination or expiration of this Agreement, return all Confidential Information of the other Party in its possession; provided, however, that each Party may return an archival copy of such Confidential Information solely for determining the scope of its confidentiality obligations hereunder.

                  10.5.3 ABX MATERIALS AND INFORMATION. Upon any termination or expiration of this Agreement, JTI shall either return or destroy all ABX Materials and Information in its possession that are solely useful for the practice of the license granted under Section 2.1, as requested by ABX. Any destruction of any ABX Materials and Information shall be in compliance with all applicable local laws, rules and regulations. Following such destruction, JTI shall promptly deliver to ABX a written certification of such destruction.

                  10.5.4 STOCK ON HAND; SUBLICENSES. In the event this Agreement is terminated for any reason, JTI and its Affiliates and Sublicensees shall have the right to sell or otherwise dispose of the stock of any Product subject to this Agreement then on hand, subject to any royalty obligations hereunder. Upon termination of this Agreement by ABX for any reason, any Sublicense granted by JTI hereunder shall survive, provided that upon request by ABX, such Sublicensee promptly agrees in writing to be bound by the applicable terms of this Agreement and of all applicable ABX In-Licenses.

                  10.5.5   RETURN OF KNOW-HOW; TERMINATION OF LICENSES.

                           (a)   After the effective date of termination by ABX
under Section 10.3 or termination by JTI under Section 10.4 above, (i) JTI shall have no further obligations to ABX with respect to the development and commercialization of Products in the Field in the Territory, (ii) all underlying rights to the Licensed Technology (including without limitation such rights pertaining to the Products in the Field in the Territory) shall be the sole property of ABX, and (iii) all of JTI's license rights to the Licensed Technology with respect to the Product shall terminate and revert to ABX.

                           (b)   In the event that JTI terminates this
Agreement under Section 10.3 above, following the effective date of such termination, (i) JTI shall have no further obligations to ABX with respect to the development and commercialization of Products in the Field in the Territory, subject to subsection (iii) below, (ii) all of JTI's rights under this Agreement, including without limitation the license granted to JTI pursuant to Article 2, shall remain in full force and effect, and (iii) the license granted to JTI pursuant to Article 2 shall continue to be subject to the royalty obligations set forth in Articles 3 and 4 above. ABX, at ABX's expense, shall execute all documents and make any filings necessary to perfect such license rights to JTI; PROVIDED, HOWEVER, that JTI shall be entitled to deposit any royalties due to ABX hereunder into an interest-bearing escrow account until such default is cured or the resulting damages are settled pursuant to Section 11.13.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                      19.

                  10.5.6 OPTION AGREEMENT. This Agreement shall not be affected by the expiration or termination of the Option Agreement. In the event the Option Agreement terminates prior to expiration or termination of this Agreement, the rights and obligations of the Parties under Article 6 thereof shall be deemed to continue in full force and effect until [*] years after expiration or termination of this Agreement.

                  10.5.7 SURVIVAL. Sections 4.2, 4.3, 4.5 and 10.5 and Articles 6 (except Sections 6.7.1(b), 6.8.3, 6.9, and 6.10), 7, 8, 9 and 11
shall survive the expiration and any termination of this Agreement for any reason.

11.      MISCELLANEOUS PROVISIONS

         11.1 GOVERNING LAWS. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, without regard to conflicts of law principles.

         11.2 WAIVER. It is agreed that no waiver by a Party of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

         11.3 ASSIGNMENTS. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated, in whole or part, by either Party without the prior written consent of the other; provided that such written consent shall not be required where: (a) either Party assigns this Agreement to any entity that acquires substantially all of the assets to which this Agreement relates, (b) JTI assigns this Agreement to a Majority-Owned Affiliate of JTI or (c) ABX assigns this Agreement to an Affiliate. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the Parties. Notwithstanding the foregoing, ABX shall not be obligated without its written consent to send XenoMouse Animals to any Third Party or Affiliate of JTI, including without limitation any successor-in-interest of JTI. Any assignment not in conformance with this Section 11.3 shall be null, void and of no legal effect.

         11.4 INDEPENDENT CONTRACTORS. The relationship of the Parties is that of independent contractors. The Parties are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

         11.5 COMPLIANCE WITH LAWS. In exercising their rights under this Agreement, the Parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this Agreement.

         11.6 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                      20.

         11.7 NO IMPLIED OBLIGATIONS. Except as expressly provided herein, nothing in this Agreement shall be deemed to require JTI to exploit the Licensed Technology or to prevent JTI from commercializing products similar to or in competition with any Product, in addition to or in lieu of such Products.

         11.8 NOTICES. Any notice, request, approval or consent required or permitted to be given between the parties hereto shall be given in writing, and shall be deemed to have been properly given if delivered in person, transmitted by telecopy with machine confirmation of transmission and confirmation by personal delivery, first class certified mail or courier), or mailed by first class certified mail to the other party at the appropriate address set forth below, or to such other address as may be designated in writing by a party from time to time in accordance with this Agreement.

                  Japan Tobacco Inc.:       Japan Tobacco Inc.
                                            JT Building
                                            2-1 Toranoman 2-chome
                                            Minato-Ku, Tokyo 105
                                            Japan
                                            Fax:  011-81-3-5-479-0321
                                            Attn:  Vice President
                                            Pharmaceutical Division

                  With a copy to:           Gilbert, Segall and Young LLP
                                            430 Park Avenue
                                            New York, NY  10022
                                            Fax:  (212) 644-4051
                                            Attn:  Neal N. Beaton, Esq.


                  Abgenix, Inc.:            Abgenix, Inc.
                                            7601 Dumbarton Circle
                                            Fremont, California  94555
                                            Attn: President
                                            Fax:  (510) 608-6511

                  With a copy to:           Cooley Godward LLP
                                            3000 El Camino Real
                                            Five Palo Alto Square
                                            Palo Alto, CA 94306-2155
                                            Fax:  (650) 857-0663
                                            Attn:  Robert L. Jones, Esq.

         11.9 EXPORT LAWS. Notwithstanding anything to the contrary contained herein, all obligations of the United States and Japan, of ABX and JTI are subject to prior compliance with the export regulations and such other United States or Japanese laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the governments of the United States and Japan. JTI shall be responsible for obtaining such

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                      21.

approvals, and shall use efforts consistent with prudent business judgment to obtain such approvals.

         11.10 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

         11.11 FORCE MAJEURE. Nonperformance of any Party (except for payment obligations) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming Party.

         11.12 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER.

         11.13 DISPUTE RESOLUTION; ARBITRATION. The Parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between the Chief Executive Officer of ABX and the Vice President of the Pharmaceutical Division of JTI. Any dispute under this Agreement which is not settled after such meeting shall be finally settled by binding arbitration, conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by three (3) arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties to the arbitration. Each Party shall bear its own costs and attorneys' and witness' fees; PROVIDED THAT the prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys' fees. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty (30) days following the final decision of the arbitrators. Any arbitration subject to this Section 11.13 shall be completed within six (6) months from the filing of notice of a request for such arbitration.

         11.14 COMPLETE AGREEMENT. It is understood and agreed between ABX and JTI that this Agreement and the Option Agreement, together with all Schedules and Exhibits thereto, constitute the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and supersede and cancel all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of ABX and JTI.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                      22.

         11.15 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

         11.16 HEADINGS. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

         IN WITNESS WHEREOF, the Parties have executed this Agreement, through their respective officers hereunto duly authorized, as of the day and year first above written.

ABGENIX, INC.                          JAPAN TOBACCO INC.


By:______________________              By:_________________________

Name:____________________              Name:_______________________

Title:___________________              Title:______________________

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                      23.

                                    EXHIBIT A

                               COMMON DEFINITIONS




[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       24.

1.   DEFINITIONS..................................................................................................1

         1.1  "Product Antigen"...................................................................................1

2.  LICENSE GRANT.................................................................................................1

         2.1  Grant of Rights; Covenant Regarding Research Products...............................................1

         2.2  Third Party Rights..................................................................................2

         2.3  Sublicenses.........................................................................................2

3.  CONSIDERATION.................................................................................................2

         3.1  License Fee.........................................................................................2

         3.2  Royalties...........................................................................................2

         3.3  [*].................................................................................................2

         3.4  Single Royalty......................................................................................3

         3.5  [*].................................................................................................3

         3.6  Combination Products................................................................................3

         3.7  [*] Products........................................................................................3

         3.8  Termination of Royalties............................................................................4

         3.9  Payments to Third Parties by ABX....................................................................4

         3.10  Royalties Payable by JTI...........................................................................4

4.  ACCOUNTING AND RECORDS........................................................................................4

         4.1  Royalty Reports; Payments, Invoices.................................................................4

         4.2  Records; Inspection.................................................................................4

         4.3  Currency Conversion.................................................................................5

         4.4  Late Payments.......................................................................................5

         4.5  [*].................................................................................................5

5.  DUE DILIGENCE.................................................................................................6

         5.1  Funding and Conduct.................................................................................6

         5.2  Reasonable Commercial Efforts; IND Milestone........................................................6

         5.3  Failure to Meet Due Diligence Obligation............................................................6

         5.4  JTI Reports.........................................................................................7

         5.5  Gene Therapy Applications...........................................................................7

6.  INTELLECTUAL PROPERTY.........................................................................................8

         6.1  Materials and Data..................................................................................8

         6.2  [*] Intellectual Property...........................................................................8

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         6.3  [*] Intellectual Property...........................................................................8

         6.4  Intellectual Property Concerning Other Inventions...................................................8

         6.5  Joint Ownership.....................................................................................8

         6.6  Cooperation.........................................................................................9

         6.7  Patent Prosecution..................................................................................9

         6.8  Enforcement of Patent Rights.......................................................................11

         6.9  Infringement Claims Against ABX....................................................................13

         6.10  Infringement Claims Against JTI...................................................................13

         6.11  Limitation........................................................................................13

         6.12  Patent Marking....................................................................................13

         6.13  Grant Back........................................................................................13

7.  CONFIDENTIALITY..............................................................................................14

         7.1  Confidentiality....................................................................................14

         7.2  Permitted Disclosure...............................................................................14

         7.3  Terms of Agreement.................................................................................14

8.  INDEMNIFICATION..............................................................................................15

         8.1  JTI................................................................................................15

         8.2  By ABX.............................................................................................15

         8.3  Indemnification Procedures.........................................................................15

9.  REPRESENTATIONS, WARRANTIES AND COVENANTS....................................................................16

         9.1  Representations, Warranties and Covenants of ABX...................................................16

         9.2  Representations, Warranties and Covenants of JTI...................................................16

         9.3  Disclaimer.........................................................................................17

10.  TERM AND TERMINATION........................................................................................17

         10.1  Effectiveness.....................................................................................17

         10.2  Term..............................................................................................17

         10.3  Termination for Breach............................................................................17

         10.4  Termination by JTI................................................................................17

         10.5  Effect of Termination.............................................................................17

11.  MISCELLANEOUS PROVISIONS....................................................................................19

         11.1  Governing Laws....................................................................................19

         11.2  Waiver............................................................................................19

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       2.

         11.3  Assignments.......................................................................................19

         11.4  Independent Contractors...........................................................................19

         11.5  Compliance with Laws..............................................................................19

         11.6  Further Actions...................................................................................19

         11.7  No Implied Obligations............................................................................20

         11.8  Notices...........................................................................................20

         11.9  Export Laws.......................................................................................20

         11.10  Severability.....................................................................................21

         11.11  Force Majeure....................................................................................21

         11.12  No Consequential Damages.........................................................................21

         11.13  Dispute Resolution; Arbitration..................................................................21

         11.14  Complete Agreement...............................................................................21

         11.15  Counterparts.....................................................................................22

         11.16  Headings.........................................................................................22

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       3.

                                                             EXECUTION COPY

                                    EXHIBIT C

                                      [*]

[*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT D

                              PERMITTED TRANSFEREES


                           [*]                                [*]


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


1.       DEFINITIONS..............................................................................................1

2.       RESEARCH LICENSE; SUPPLY OF MICE; MATERIALS OWNERSHIP....................................................1

         2.1      Research License................................................................................1

         2.2      Use of XenoMouse Animals and ABX Materials and Information......................................3

         2.3      Material Transfer Terms.........................................................................4

         2.4      No Research by ABX..............................................................................5

         2.5      Third Party Rights..............................................................................5

         2.6      Updated Lists of [*]............................................................................5

3.       OPTION TO ENTER INTO PRODUCT LICENSE AGREEMENT...........................................................6

         3.1      Option..........................................................................................6

         3.2      Designation of Product Antigens.................................................................6

         3.3      Conditions of Options...........................................................................8

         3.4      Exercise........................................................................................9

4.       CONSIDERATION............................................................................................9

                  4.1.1    Payment................................................................................9

5.       INTELLECTUAL PROPERTY...................................................................................10

         5.1      Materials and Data.............................................................................10

         5.2      [*] Intellectual Property......................................................................10

         5.3      [*] Intellectual Property......................................................................10

         5.4      Intellectual Property Concerning Other Inventions..............................................10

         5.5      Joint Ownership................................................................................10

         5.6      Cooperation....................................................................................11

         5.7      Patent Prosecution.............................................................................11

6.       CONFIDENTIALITY.........................................................................................15

         6.1      Confidentiality................................................................................15

         6.2      Permitted Disclosure...........................................................................15

         6.3      Terms of Agreement.............................................................................16

         6.4      Scientific Publications........................................................................16

7.       INDEMNIFICATION.........................................................................................16

         7.1      By JTI.........................................................................................16

         7.2      By ABX.........................................................................................17

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.



         7.3      Indemnification Procedures.....................................................................17

8.       REPRESENTATIONS, WARRANTIES AND COVENANTS...............................................................17

         8.1      Representations, Warranties and Covenants of ABX...............................................17

         8.2      Representations, Warranties and Covenants of JTI...............................................17

         8.3      Disclaimer.....................................................................................18

9.       TERM; TERMINATION.......................................................................................18

         9.1      Term...........................................................................................18

         9.2      Termination by JTI.............................................................................18

         9.3      Termination for Breach.........................................................................18

         9.4      Effect of Expiration or Termination............................................................18

10.      MISCELLANEOUS PROVISIONS................................................................................19

         10.1     Governing Laws.................................................................................19

         10.2     Waiver.........................................................................................19

         10.3     Assignments....................................................................................19

         10.4     Independent Contractors........................................................................20

         10.5     Compliance with Laws...........................................................................20

         10.6     Further Actions................................................................................20

         10.7     No Implied Obligations.........................................................................20

         10.8     Notices........................................................................................20

         10.9     Export Laws....................................................................................21

         10.10    Severability...................................................................................21

         10.11    Force Majeure..................................................................................21

         10.12    No Consequential Damages.......................................................................21

         10.13    Dispute Resolution; Arbitration................................................................21

         10.14    Complete Agreement.............................................................................22

         10.15    Counterparts...................................................................................22

         10.16    Headings.......................................................................................22

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.